UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number _811-07702

Value Line Asset Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, NY 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: March 31, 2021

Date of reporting period: March 31, 2021

Item I. Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 3/31/21 is included with this Form.

Annual Report
March 31, 2021

Value Line Small Cap Opportunities Fund, Inc.
Investor Class (VLEOX)
Institutional Class (VLEIX)
Value Line Asset Allocation Fund, Inc.
Investor Class (VLAAX)
Institutional Class (VLAIX)

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
On behalf of all of us here at Value Line Funds, I hope you and your families are safe and well during these challenging times.
Know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended March 31, 2021.
The annual period was highlighted by each Fund being recognized for both its long-term performance and attractive risk and return profiles.
•
Value Line Small Cap Opportunities Fund, Inc.* outpaced the category average return of its peers for the ten-year period ended March 31, 2021 (small growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the small growth category among 576 funds as of March 31, 2021 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Low.i

•
Value Line Asset Allocation Fund, Inc.* outpaced the category average return of its peers for the three-, five- and ten-year periods ended March 31, 2021 (allocation 50% to 70% equity category), as measured by Morningstar,1 and placed in the top 12% or better of funds in its peer category across each of these time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the allocation 50% to 70% equity category among 641 funds as of March 31, 2021 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of High.ii

On the following pages, the Funds’ portfolio managers discuss the management of their respective Fund(s) during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each Fund.
Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended March 31, 2021, especially given the newsworthy events of the annual period.
Economic Review
The COVID-19 pandemic wreaked havoc on the U.S. and global economies at the start of the annual period before an accelerated rollout of vaccine distribution in the first quarter of 2021 helped push economies into a higher gear.
As the annual period began in April 2020, countries were forced to shut down business and other workplaces in an effort to gain some control over the pandemic, and the lockdowns, in turn, caused the U.S. and global economies to go into a recession. U.S. Gross Domestic Product (GDP) growth dropped to an annualized growth rate of  -31.4% in the second quarter of 2020, the lowest U.S. GDP reading historically for any quarter. U.S. unemployment leapt from 3.5% at the end of 2019 to 14.7% in April 2020. Retail sales plunged. Manufacturing also took a major hit, with the Institute for Supply Management (ISM) Manufacturing Survey dropping to 41.5 in April, well below the level widely considered to be a sign of contraction. Services, the largest sector of the U.S. economy, was impacted even more, shrinking for the first time in a decade. The ISM Services Index fell to 41.8 in April 2020 from a reading of 52.5 just one month earlier.
With the situation dire, worry around potential corporate bankruptcies and mortgage defaults — and fears of an economic recession taking hold — drove monetary and fiscal authorities to spring into action. In March 2020, just before the annual period began, the U.S. Federal Reserve (the Fed) cut short-term interest rates from 1.5% to near zero, committed to buy an unlimited amount of U.S. Treasury and agency mortgage-backed securities, increased the scope of its asset purchase program to include investment grade and high yield corporate bonds, and started numerous credit facilities to help buoy the municipal bond market. Many other developed market central banks also added accommodation, while several emerging market central banks embarked on quantitative easing for the first time. On the fiscal front, the U.S. government had enacted a $2+ trillion relief bill, unleashing a massive stimulus plan to stem economic damage that included direct checks to many Americans, billions of dollars available to small businesses, and increases to the amount Americans could obtain from unemployment insurance.
These monetary and fiscal measures successfully stemmed further significant declines in the capital markets. Work-at-home scenarios, masks and social distancing measures also helped segments of the U.S. economy re-open gradually in phases, pushing third quarter U.S. GDP to a 33.4% growth rate on an annualized basis, the fastest growth rate since the government began to track quarterly GDP data in 1947. However, prospects for the economy became somewhat clouded by the fall of 2020. COVID-19 cases, hospitalizations and deaths increased rapidly during the fourth calendar quarter, reaching new highs in some states. Partial lockdowns were re-established. U.S. GDP registered an annualized growth rate of 4.3% for the fourth quarter of 2020.
Although some economic strength was sapped by the pandemic spikes, most economic indicators held up, or improved, during the second half of the annual period. The economy was supported in large part by optimism around the initial rollout of effective COVID-19 vaccines, resolution of the U.S. elections and a late but material fiscal stimulus package passed by Congress in December 2020 and yet another in March 2021, each earmarked primarily toward financial help for individuals and small businesses. Also supporting economic recovery was the ongoing monetary accommodation by the Fed, including keeping short-term interest rates low and purchasing securities. By the end of September 2020, the U.S. economy had gained back more than half the nonfarm payroll jobs lost in February, March and April. This job growth trend continued for the remainder of the annual period, with 916,000 jobs added in March 2021 alone. Jobless claims, which peaked at more than 6.8 million at the end of March 2020 declined to 657,000 in March 2021. The U.S. unemployment rate fell to 6.0% in March 2021, still high compared to December 2019’s low level of 3.6%, but much better. Manufacturing was a major source of support, with the ISM Manufacturing Survey rebounding strongly to 64.7 in March 2021, its highest level since August 2018 and an encouraging indicator of economic expansion. Strength in the housing market was a notable contributor to the gains in manufacturing. Amid the pandemic, many Americans bought houses in the suburbs, fleeing the density of cities. Historically low interest rates were an added incentive to make a home purchase. Retail sales also rebounded strongly, up more than 8% in March 2021 as compared to a 16.4% decline in April 2020, as measured on a month over month basis.
Despite concerns that strong economic growth, supported by fiscal and monetary stimulus, could trigger higher inflation, the U.S. economy was expected, at the end of the annual period, to have grown by an annualized rate of approximately 6% in the first quarter of 2021.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 56.35% during the 12 months ended March 31, 2021, though this masked heightened volatility. After registering its worst first quarter return on record, the S&P 500® Index soared in the second quarter of 2020 to record its best quarter since the fourth quarter of 1998 and then continued to rally through August before declining in September and October 2020. Market sentiment then turned decidedly positive in the last months of 2020, with investors encouraged by better than expected third quarter corporate earnings, economic resilience, substantial monetary support from the Fed and optimism that COVID-19 vaccines would support a broad re-opening of the U.S. economy in 2021. The resolution of the U.S. elections and the U.S. government’s unveiling of a long-awaited stimulus package in December were also positives, removing two key sources of uncertainty. U.S. equities maintained healthy gains in the first quarter of 2021. Despite concerns about rising inflation, higher long-term interest rates and trading anomalies in certain heavily shorted stocks, the market was supported by investor confidence the Fed would maintain its near-zero interest rates for an extended period. The accelerated rollout of multiple COVID-19 vaccines and eased activity restrictions, along with the passage of another fiscal stimulus package and the proposal of a jobs and infrastructure bill, provided a further boost to optimism about re-opening the economy,
For the annual period overall, virtually all segments of the U.S. equity market posted robust double-digit returns. However, attributable to the second half of the annual period, there was a reversal of two long-standing trends. First, on a relative basis, small-cap stocks within the U.S. equity market, which had lagged through the first nine months of 2020, performed best for the annual period as a whole, followed at some distance by mid-cap and then large-cap stocks. Second, value stocks outperformed growth stocks in the small-cap and mid-cap segments of the U.S. equity market, though, as was the case since 2017, growth stocks continued to outperform value stocks within the large-cap segment of the U.S. equity market. The broadening of the rally away from mega-cap technology stocks was primarily tied to the news of the COVID-19 vaccines, which emboldened investors to look for opportunities in more economically-sensitive, value-oriented market sectors. (All as measured by the FTSE Russell indices.3)
Among the sectors of the S&P 500® Index, all 11 posted double-digit positive returns for the annual period. Materials, energy and industrials were the strongest performing sectors during the annual period. Utilities, consumer staples and real estate, each traditionally considered more defensive, were the weakest sectors of the S&P 500® Index during the annual period.
Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of 0.71% during the annual period, significantly underperforming the broad U.S. equity market.
Sovereign yield curves in most developed and emerging market countries outside Europe steepened5 significantly, led by the U.S. Short-term yields declined modestly, while longer-term yields increased materially. In the U.S., yields across the maturity spectrum fluctuated, but strong demand for U.S. Treasuries as a “safe haven” and easy central bank policy kept short-term yields rather range-bound near historical lows. Meanwhile, the growth implications of additional U.S. fiscal stimulus and COVID-19 vaccine rollouts and interpretation of the Fed’s policy shift as being more tolerant of higher inflation caused a sell-off in intermediate-term and longer-dated securities. (Remember, there is an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.) Global central banks remained extremely accommodative throughout.
More specifically, the yield on the three-month U.S. Treasury fell approximately eight basis points to end the annual period at 0.03%, and the yield on the two-year U.S. Treasury declined approximately seven basis points to end the annual period at 0.16%. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury rose approximately 104 basis points to end the annual period at 1.74%. Yields on the 30-year U.S. Treasury increased approximately 106 basis points to end the annual period at 2.41%.

Most spread, or non-government bond, sectors posted positive returns that outperformed U.S. Treasuries, which posted negative returns, during the annual period. High yield corporate bonds and emerging markets debt, the latter when measured in U.S. dollar terms, performed especially well. Investment grade corporate bonds and Treasury inflation protected securities (TIPS) were also strong. The securitized sector, including mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities, outperformed U.S. Treasuries during the annual period but more modestly so.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Small Cap Opportunities Fund, Inc.: Ranked by Morningstar in the 96th percentile for one-year (619 funds), 71st percentile for three-year (576 funds), 80th percentile for five-year (503 funds) and 40th percentile for 10-year (379 funds) periods ended March 31, 2021. All in the Morningstar small growth category. Three-star rating for 3-year (576 funds) and 5-year (503 funds) periods ended March 31, 2021 and four-star rating for 10-year (379 funds) and overall (576 funds) periods ended March 31, 2021. All in the small growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended March 31, 2021.

ii
For Value Line Asset Allocation Fund, Inc.: Ranked by Morningstar in the 92nd percentile for one-year (666 funds), 11th percentile for three-year (641 funds), 12th percentile for five-year (574 funds) and 7th percentile for 10-year (412 funds) periods ended March 31, 2021. Four-star rating for 3-year (641 funds) and 5-year (574 funds) periods ended

5

March 31, 2021 and five-star rating for 10-year (412 funds) and overall (641 funds) periods ended March 31, 2021. All in the allocation 50% to 70% equity category. Morningstar Return: Above Average for the 3-year and 5-year periods ended March 31, 2021 and High for the 10-year and overall periods ended March 31, 2021.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields. A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended March 31, 2021.
How did the Fund perform during the annual period?
The Fund (Investor Class) generated a total return of 65.92% during the 12 months ended March 31, 2021. This compares to the 94.85% return of the Fund’s benchmark, the Russell 2000® Index1, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
While posting robust double-digit absolute positive returns, the Fund underperformed the Russell 2000® Index on a relative basis during the 12-month reporting period due primarily to stock selection. Sector allocation also detracted, albeit more modestly, from relative results.
Further, during the annual period, the U.S. equity market rebounded powerfully from its March 2020 lows, with lower-quality, more volatile stocks leading the gains. The Fund, which had performed better than the broad U.S. equity market in the early 2020 decline, held higher-quality stocks on average than did the Russell 2000® Index and could not keep pace.
Which equity market sectors most significantly affected Fund performance?
On an absolute basis, the Russell 2000® Index had gains in all of its 11 sectors during the annual period, while the Fund had absolute gains in each of the ten sectors in which it was invested.
Relative to the Russell 2000® Index, weak stock selection in the industrials, information technology and health care sectors detracted most from the Fund’s results. Having a position in cash, albeit a small one, during an annual period when the Russell 2000® Index rallied strongly also dampened the Fund’s relative results. Only partially offsetting these detractors was the positive contribution of underweighted allocations to real estate and utilities, the two weakest sectors in the Russell 2000® Index during the annual period.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, among the stocks that detracted most from the Fund’s relative performance were its largest holdings, characterized by more consistent long-term growth records and lower volatility than the average stock in the Russell 2000® Index. These stocks could not keep up with the Russell 2000® Index during the annual period in spite of satisfactory company operating performance. Among those stocks that posted solid absolute percentage gains but lagged the Russell 2000® Index and thus detracted from the Fund’s relative performance during the annual period were RLI, a specialty insurance company; Chemed, a hospice and palliative care services provider; and Exponent, a science and engineering consulting firm within the industrials sector. The Fund was additionally hurt by not owning those stocks in the Russell 2000® Index that soared more than 1000% during the annual period, such as specialty electronic game and computer entertainment software retailer GameStop and clinical stage biotechnology company Novavax.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were solar power company SolarEdge Technologies, shoe manufacturer Crocs and advertising technology company Trade Desk. Each of these company’s share prices more than doubled during the annual period, each benefiting from stronger than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

Did the Fund make any significant purchases or sales during the 12-month period?
The qualities we seek in new investments for the Fund include a favorable history of both earnings and stock price growth and what we consider to be strong recent operating performance. During the annual period, among the Fund positions we initiated were those in Synaptics, which develops custom-designed user interface solutions for mobile computing and communications devices; Itron, which provides solutions for collecting, communicating and analyzing electric, gas and water usage data; and Select Medical Holdings, which operates specialty hospitals and outpatient rehabilitation clinics.
Conversely, eliminations from the portfolio included stocks that had grown in market capitalization well beyond the Fund’s small-cap mandate. These included the Fund’s sales of positions in advertising technology company Trade Desk and solar power company SolarEdge Technologies, each mentioned earlier, and payment processing and information management services provider to the U.S. commercial and government vehicle fleet industry, WEX.
Were there any notable changes in the Fund’s sector weightings during the 12-month period?
There were no notable changes in the Fund’s sector weightings during the 12-month period ended March 31, 2021.
How was the Fund positioned relative to its benchmark index at the end of March 2021?
As of March 31, 2021, the Fund was overweighted relative to the Russell 2000® Index in the industrials, information technology, materials, consumer discretionary and consumer staples sectors. The Fund was underweighted relative to the Russell 2000® Index in the health care, financials, utilities, real estate and communication services sectors on the same date. The Fund had no exposure to the energy sector on March 31, 2021.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.

1
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at March 31, 2021 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Churchill Downs, Inc.	76,200	$17,329,404	3.4%
Exponent, Inc.	163,700	15,952,565	3.2%
RLI Corp.	131,900	14,716,083	2.9%
Five9, Inc.	83,900	13,116,087	2.6%
Woodward, Inc.	102,000	12,304,260	2.4%
Stifel Financial Corp.	187,650	12,020,859	2.4%
J&J Snack Foods Corp.	69,900	10,976,397	2.2%
SPS Commerce, Inc.	104,500	10,377,895	2.1%
RBC Bearings, Inc.	52,500	10,330,425	2.0%
First Financial Bankshares, Inc.	206,496	9,649,558	1.9%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investments in Securities*
*
Excludes short-term investments, if any.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at March 31, 2021 (unaudited) (continued)

The following graph compares the performance of the Value Line Small Cap Opportunities Fund, Inc. to that of the Russell 2000 Index* (the “Index”). The Value Line Small Cap Opportunities Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Small Cap Opportunities Fund, Inc. and the Russell 2000® Index**

Performance Data: **
Investor Class	1 Yr	5 Yrs	10 Yrs	Since Inception 6/23/1993
Value Line Small Cap Opportunities Fund, Inc.	65.92%	16.54%	13.80%	12.17%
Russell 2000® Index	94.85%	16.35%	11.68%	10.02%
Institutional Class	1 Yr	5 Yrs	Since Inception 11/2/2015
Value Line Small Cap Opportunities Fund, Inc.	66.33%	16.83%	14.73%
Russell 2000® Index	94.85%	16.35%	13.85%

*
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments	March 31, 2021

Shares		Value
COMMON STOCKS 96.1%
CONSUMER DISCRETIONARY 16.8%
	APPAREL 1.1%
71,700	Crocs, Inc.(1)	$5,768,265
	AUTO PARTS & EQUIPMENT 0.8%
46,000	Adient PLC(1)	2,033,200
16,500	Visteon Corp.(1)	2,012,175
		4,045,375
	COMMERCIAL SERVICES 1.2%
89,900	Monro, Inc.(2)	5,915,420
	DISTRIBUTION & WHOLESALE 0.8%
11,600	Pool Corp.	4,004,784
	ENGINEERING & CONSTRUCTION 1.0%
24,400	TopBuild Corp.(1)	5,110,092
	ENTERTAINMENT 4.0%
76,200	Churchill Downs, Inc.	17,329,404
26,900	Penn National Gaming, Inc.(1)(2)	2,820,196
		20,149,600
	HOME BUILDERS 1.9%
20,800	Cavco Industries, Inc. (1)	4,692,688
38,000	LCI Industries	5,026,640
		9,719,328
	HOUSEHOLD PRODUCTS 1.0%
23,000	Helen of Troy, Ltd.(1)	4,845,180
	INTERNET 1.7%
28,800	Stamps.com, Inc.(1)	5,745,888
55,546	Stitch Fix, Inc. Class A (1)	2,751,749
		8,497,637
	LEISURE TIME 0.5%
26,700	Planet Fitness, Inc. Class A(1)	2,063,910
22,000	Vista Outdoor, Inc.(1)(2)	705,540
		2,769,450
	LODGING 0.1%
17,900	Hilton Grand Vacations, Inc.(1)	671,071
	RETAIL 2.7%
21,900	Asbury Automotive Group, Inc.(1)	4,303,350
18,900	Dave & Buster’s Entertainment, Inc. (1)	905,310
9,500	Lithia Motors, Inc. Class A	3,705,855
19,800	Texas Roadhouse, Inc.	1,899,612
21,800	Wingstop, Inc.	2,772,306
		13,586,433
		85,082,635
CONSUMER STAPLES 3.5%
	COMMERCIAL SERVICES 0.2%
6,400	Medifast, Inc.	1,355,648
Shares		Value
COMMON STOCKS 96.1% (continued)
CONSUMER STAPLES 3.5% (continued)
	FOOD 3.3%
59,200	Calavo Growers, Inc.	$4,596,288
69,900	J&J Snack Foods Corp.	10,976,397
5,600	Lancaster Colony Corp.	982,016
		16,554,701
		17,910,349
FINANCIALS 10.1%
	BANKS 2.7%
206,496	First Financial Bankshares, Inc.	9,649,558
38,900	Walker & Dunlop, Inc.	3,996,586
		13,646,144
	DIVERSIFIED FINANCIAL SERVICES 3.5%
34,700	Enova International, Inc.(1)	1,231,156
19,400	LendingTree, Inc.(1)(2)	4,132,200
187,650	Stifel Financial Corp.	12,020,859
		17,384,215
	INSURANCE 3.9%
24,300	eHealth, Inc.(1)	1,767,339
18,200	Primerica, Inc.	2,690,324
131,900	RLI Corp.	14,716,083
9,100	Selective Insurance Group, Inc.	660,114
		19,833,860
		50,864,219
HEALTHCARE 10.8%
	HEALTHCARE PRODUCTS 5.0%
16,500	Cantel Medical Corp.(1)	1,317,360
22,700	CONMED Corp.	2,964,393
28,900	ICU Medical, Inc.(1)	5,937,216
20,300	iRhythm Technologies, Inc.(1)	2,818,858
57,266	Neogen Corp.(1)	5,090,375
56,200	Omnicell, Inc.(1)	7,298,694
		25,426,896
	HEALTHCARE SERVICES 5.8%
19,000	Chemed Corp.	8,736,580
71,300	Ensign Group, Inc. (The)	6,690,792
8,100	LHC Group, Inc.(1)	1,548,801
13,900	Medpace Holdings, Inc. (1)	2,280,295
18,300	Pennant Group, Inc. (The)(1)	838,140
23,000	Select Medical Holdings Corp.(1)	784,300
77,800	US Physical Therapy, Inc.	8,098,980
		28,977,888
		54,404,784
Shares		Value
COMMON STOCKS 96.1% (continued)
INDUSTRIALS 28.6%
	AEROSPACE & DEFENSE 2.0%
31,000	Aerojet Rocketdyne Holdings, Inc.	$1,455,760
29,600	Kaman Corp.	1,518,184
50,300	Mercury Systems, Inc.(1)	3,553,695
8,300	Teledyne Technologies, Inc.(1)	3,433,295
		9,960,934
	BUILDING MATERIALS 4.6%
119,100	AAON, Inc.	8,338,191
8,400	American Woodmark Corp.(1)	828,072
26,500	Lennox International, Inc.	8,257,135
64,000	Trex Co., Inc.(1)(2)	5,858,560
		23,281,958
	COMMERCIAL SERVICES 2.1%
9,000	ABM Industries, Inc.	459,090
14,200	ASGN, Inc.(1)	1,355,248
36,200	FTI Consulting, Inc.(1)	5,071,982
21,200	Insperity, Inc.	1,775,288
26,000	TriNet Group, Inc.(1)	2,026,960
		10,688,568
	COMPUTERS 0.9%
5,300	CACI International, Inc. Class A(1)	1,307,298
41,700	Science Applications International Corp. (2)	3,485,703
		4,793,001
	DISTRIBUTION/WHOLESALE 0.6%
16,500	SiteOne Landscape Supply, Inc.(1)(2)	2,817,210
	ELECTRICAL EQUIPMENT 1.5%
85,700	EnerSys	7,781,560
	ELECTRONICS 2.4%
102,000	Woodward, Inc.	12,304,260
	ENGINEERING & CONSTRUCTION 3.6%
24,900	Dycom Industries, Inc. (1)	2,311,965
163,700	Exponent, Inc.	15,952,565
		18,264,530
	FOOD SERVICE 1.1%
198,800	Healthcare Services Group, Inc.	5,572,364
	MACHINERY — DIVERSIFIED 3.0%
23,300	Applied Industrial Technologies, Inc.	2,124,261
13,500	Kadant, Inc.	2,497,635
38,600	Toro Co. (The)	3,981,204
53,147	Watts Water Technologies, Inc. Class A	6,314,395
		14,917,495

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
COMMON STOCKS 96.1% (continued)
INDUSTRIALS 28.6% (continued)
	METAL FABRICATE/HARDWARE 2.4%
52,500	RBC Bearings, Inc.(1)	$10,330,425
41,000	Rexnord Corp.	1,930,690
		12,261,115
	MISCELLANEOUS MANUFACTURERS 1.8%
19,400	Carlisle Companies, Inc.	3,192,852
26,400	EnPro Industries, Inc.	2,251,128
26,500	John Bean Technologies Corp.	3,533,510
		8,977,490
	RETAIL 0.6%
57,900	Rush Enterprises, Inc. Class A	2,885,157
	TEXTILES 0.7%
15,700	Unifirst Corp.	3,512,247
	TRANSPORTATION 1.1%
33,800	Landstar System, Inc.	5,579,028
	TRUCKING & LEASING 0.2%
11,500	GATX Corp.(2)	1,066,510
		144,663,427
INFORMATION TECHNOLOGY 21.6%
	CHEMICALS 0.3%
9,300	Rogers Corp.(1)	1,750,353
	COMMERCIAL SERVICES 0.6%
36,600	Alarm.com Holdings, Inc.(1)	3,161,508
	COMPUTERS 3.8%
86,200	ExlService Holdings, Inc.(1)	7,771,792
47,900	MAXIMUS, Inc.	4,265,016
30,500	Qualys, Inc.(1)	3,195,790
51,400	Rapid7, Inc.(1)	3,834,954
		19,067,552
	ELECTRICAL EQUIPMENT 0.5%
9,200	Littelfuse, Inc.	2,432,848
	ELECTRONICS 1.7%
60,000	Itron, Inc.(1)	5,319,000
28,500	SYNNEX Corp.	3,272,940
		8,591,940
	INTERNET 2.1%
93,900	ePlus, Inc.(1)	9,356,196
25,700	Mimecast, Ltd.(1)	1,033,397
		10,389,593
	MISCELLANEOUS MANUFACTURERS 0.4%
23,000	Fabrinet(1)	2,078,970
Shares		Value
COMMON STOCKS 96.1% (continued)
INFORMATION TECHNOLOGY 21.6% (continued)
	SEMICONDUCTORS 2.1%
47,200	Inphi Corp.(1)	$8,420,952
17,000	Synaptics, Inc.(1)	2,302,140
		10,723,092
	SOFTWARE 10.1%
79,300	ACI Worldwide, Inc.(1)	3,017,365
28,500	Concentrix Corp.(1)	4,267,020
54,700	Everbridge, Inc.(1)	6,628,546
83,900	Five9, Inc.(1)(2)	13,116,087
39,300	j2 Global, Inc.(1)	4,710,498
47,100	LivePerson, Inc.(1)(2)	2,484,054
104,500	SPS Commerce, Inc.(1)	10,377,895
76,400	Workiva, Inc.(1)	6,743,064
		51,344,529
		109,540,385
MATERIALS 4.7%
	BUILDING MATERIALS 0.3%
22,800	US Concrete, Inc.(1)(2)	1,671,696
	CHEMICALS 2.0%
23,500	Balchem Corp.	2,947,135
26,700	Quaker Chemical Corp.(2)	6,508,659
6,800	Sensient Technologies Corp.	530,400
		9,986,194
	PACKAGING & CONTAINERS 2.4%
30,200	AptarGroup, Inc.	4,278,434
190,600	Silgan Holdings, Inc.	8,010,918
		12,289,352
		23,947,242
TOTAL COMMON STOCKS (Cost $250,053,870)		486,413,041
SHORT-TERM INVESTMENTS 5.0%
	MONEY MARKET FUNDS 5.0%
19,878,807	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.04%(3)	19,878,807
5,338,939	State Street Navigator Securities Lending Government Money Market Portfolio(4)	5,338,939
		25,217,746
TOTAL SHORT-TERM INVESTMENTS (Cost $25,217,746)		25,217,746
TOTAL INVESTMENTS IN SECURITIES 101.1% (Cost $275,271,616)		$511,630,787
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (1.1)%		(5,628,090)
NET ASSETS 100.0%		$506,002,697
(1)
Non-income producing.

(2)
A portion or all of the security was held on loan. As of March 31, 2021, the market value of the securities on loan was $29,419,751.

(3)
Rate shown reflects 7 day yield as of March 31, 2021.

(4)
Securities with an aggregate market value of  $29,419,751 were out on loan in exchange for collateral including $5,338,939 of cash collateral as of March 31, 2021. The cash collateral was invested in a reinvestment vehicle as described in Note 1(K) in the Notes to Financial Statements.

See Notes to Financial Statements.

March 31, 2021

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2021 (See Note (1B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$486,413,041	$—	$—	$486,413,041
Short-Term Investments	25,217,746	—	—	25,217,746
Total Investments in Securities	$511,630,787	$—	$—	$511,630,787

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE ASSET ALLOCATION FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by EULAV Asset Management (the “Adviser”).
Manager Discussion of Fund Performance
Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended March 31, 2021.
How did the Fund perform during the annual period?
The Fund (Investor Class) generated a total return of 24.93% during the 12 months ended March 31, 2021. Though posting robust double-digit absolute gains, the Fund underperformed the 34.09% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund’s equity portfolio underperformed the S&P 500® Index, while the Fund’s fixed income portfolio outperformed the Bloomberg Barclays Index during the reporting period. As equities significantly outperformed fixed income overall, asset allocation contributed positively to Fund results during the annual period.
Which equity market sectors most significantly affected Fund performance?
Though posting robust double-digit absolute gains, the equity portion of the Fund underperformed its benchmark, the S&P 500® Index, on a relative basis due primarily to stock selection overall and, to a lesser extent, to sector allocation.
Broadly speaking, it was lower-quality, more volatile stocks that were most hurt by the early 2020 stock market correction but that then rebounded most in the subsequent market comeback. The equity portion of the Fund favors higher-quality stocks with more consistent, less volatile track records on average than does the S&P 500® Index, and thus such positioning detracted during the annual period as a whole.
More specifically, the equity portion of the Fund was hurt most by weak stock selection in the information technology, financials and industrials sectors. Having no exposure to energy, which was the second-strongest performing sector in the S&P 500® Index during the annual period, also detracted. Only partially offsetting these detractors was the equity portion of the Fund’s effective stock selection in health care, consumer staples and utilities, which contributed positively. Having underweighted allocations to consumer staples and utilities, which each lagged the S&P 500® Index during the annual period, also proved beneficial.
Which stocks detracted significantly from the Fund’s performance during the annual period?
Among the stocks that detracted most from the equity portion of the Fund’s relative results was technology hardware giant Apple, as the Fund did not hold this strongest contributor to the S&P 500® Index during the annual period. Also detracting significantly were positions in hospice and palliative care services provider Chemed and aerospace and defense company Northrop Grumman, which each generated only single-digit percentage gains during the annual period. Investors instead favored lower-quality stocks that had been hit harder by the COVID-19-induced U.S. equity market correction in early 2020.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s relative results were several whose shares at least doubled in price during the annual period, each benefiting from stronger than expected operating performance. These top positive contributors included Cintas, an industrial services provider; Cadence Design Systems, a software technology, design and consulting services provider; and EPAM Systems, a software and information technology services provider.

Did the equity portion of the Fund make any significant purchases or sales?
During the annual period, we initiated positions in drug discovery and development research tools and support services provider Charles River Laboratories International and power management solutions manufacturer Monolithic Power Systems, each featuring a solid long-term history of consistent gains in earnings and stock price.
Among those names eliminated from the equity portion of the Fund during the annual period were Equifax, a software and technology services company; VeriSign, a domain name registry services and Internet infrastructure provider; and O’Reilly Automotive, an automotive aftermarket parts retailer and supplier. We believed each had become less consistent in delivering long-term gains in earnings and stock price.
Were there any notable changes in the equity portion of the Fund’s sector weightings during the 12-month period?
During the 12-month period ended March 31, 2021, the equity portion of the Fund’s allocation relative to the S&P 500® Index in financials and health care increased. The equity portion of the Fund’s allocation relative to the S&P 500® Index in real estate decreased during the annual period.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of March 2021?
As of March 31, 2021, the equity portion of the Fund was overweighted relative to the S&P 500® Index in information technology, industrials, materials and financials and was underweighted relative to the S&P 500® Index in the communication services, consumer staples, consumer discretionary, utilities and real estate sectors. The equity portion of the Fund was rather neutrally weighted relative to the S&P 500® Index in health care and had no exposure to the energy sector on March 31, 2021.
What was the duration strategy of the fixed income portion of the Fund?
We kept the fixed income portion of the Fund’s duration shorter than that of the Bloomberg Barclays Index for most of the annual period. This positioning detracted during the first five months of the annual period when interest rates declined overall. However, when interest rates began to rise in August 2020 and continued to do so through the end of the annual period, such positioning proved beneficial. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Which fixed income market segments most significantly affected Fund performance?
From a sector perspective, the fixed income portion of the Fund outperformed its benchmark, the Bloomberg Barclays Index, primarily due to its positioning within the corporate bond sector. Strong performance by positions in a number of BBB-rated investment grade corporate bonds, which outperformed higher-rated issues during the annual period, boosted relative results. So, too, did exposure to high yield corporate bonds, which generally outperformed investment grade corporate bonds during the annual period.
Exposure to U.S. Treasuries detracted most. During the annual period, there was a significant steepening of the U.S. Treasury yield curve, as shorter-term maturity yields fell, while longer-term maturity yields rose substantially. (Remember, there is an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.) The fixed income portion of the Fund benefited from an increased allocation to U.S. Treasuries in the two-year to five-year segment of the yield curve during the annual period. However, exposure to U.S. Treasuries with longer-term maturities hurt performance.
Were there any notable changes in the fixed income portion of the Fund’s sector weightings during the 12-month period?
Overall, we sought to mitigate risk within the fixed income portion of the Fund given significant concerns about the U.S. and global economies due to the COVID-19 pandemic. We increased the fixed income portion of the Fund’s exposure to U.S. Treasuries, primarily in the two-year to five-year segment of the yield curve, which was the best performing segment of the yield curve during the annual period and thus added value. Within the investment grade corporate bond sector, we modestly increased exposure to BBB-rated bonds as well as to industries, such as energy and leisure, that we believed would benefit from a stronger economy as COVID-19 restrictions were eased. We increased the fixed income portion of the Fund’s allocation to the securitized sector because of what we viewed as its rather defensive posture in a rising interest rate environment.

VALUE LINE ASSET ALLOCATION FUND, INC.

How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of March 2021?
As of March 31, 2021, the fixed income portion of the Fund was significantly overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds with a more modest overweight in the securitized sector, including mortgage-backed securities and asset-backed securities. The fixed income portion of the Fund was underweight relative to the Bloomberg Barclays Index in U.S. Treasuries, particularly longer maturity issues. At the end of the annual period, the fixed income portion of the Fund maintained a shorter duration than that of the Bloomberg Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the annual period?
At the end of March 2021, the Fund had a weighting of approximately 60% in stocks, 36% in fixed income securities and 4% in cash equivalents. This compared to the allocation at the end of March 2020 of approximately 62% in stocks, 30% in fixed income securities and 8% in cash equivalents. The allocation to stocks ranged from 53% to 65% during the annual period, as we sought to take advantage of short-term market swings to buy and sell stocks. Asset allocation of the Fund is primarily determined on data derived from Value Line, Inc.’s proprietary computer model and other factors.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives as part of its strategy during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. Whereas the Fund’s peer group invests nearly half of its equity portfolio in the largest companies, approximately 12% of the Fund’s equity holdings were comprised of these so-called giants as of March 31, 2021. Instead, the equity portion of the Fund favors mid-cap companies and the lower range of the large-cap company spectrum. In our view, this is the “sweet spot,” where we seek to find firms that have already established long-term winning records and yet still have plenty of room to grow. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.
As we manage both the equity and fixed income portions of the Fund and determine asset allocation, we will continue to carefully monitor economic factors, any significant changes in global and domestic economic growth trends, geopolitical risks, supply/demand factors, fundamentals, inflation risks and shifting monetary policy stances by the U.S. Federal Reserve and other central banks globally for their potential impact on the financial markets. Over the near term, we are watching especially closely to see the pace and effectiveness in reducing the dire effects of the COVID-19 pandemic, whether the strong economic growth trend seen toward the end of the annual period is sustained, if inflation becomes a problem or remains moderate and how long the Federal Reserve’s monetary policy remains accommodative. We also intend to monitor the U.S. government’s progress in introducing further fiscal stimulus measures, particularly the progress of the jobs and infrastructure bill proposed by the Biden Administration.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at March 31, 2021 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Intercontinental Exchange, Inc.	289,913	$32,377,484	1.8%
Teledyne Technologies, Inc.	75,100	31,065,115	1.7%
Danaher Corp.	136,737	30,776,764	1.7%
S&P Global, Inc.	83,400	29,429,358	1.6%
Adobe, Inc.	61,900	29,425,403	1.6%
MasterCard, Inc.	80,000	28,484,000	1.6%
Cintas Corp.	82,900	28,294,599	1.6%
Intuit, Inc.	72,810	27,890,598	1.6%
Thermo Fisher Scientific, Inc.	60,000	27,382,800	1.5%
Republic Services, Inc.	271,627	26,986,142	1.5%
Asset Allocation – Percentage of Net Assets

Common Stock Sectors – Percentage of Common Stocks*
*
Excludes short-term investments, if any.

Bonds & Notes Sectors – Percentage of All Bonds & Notes*

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at March 31, 2021 (unaudited) (continued)

The following graph compares the performance of the Value Line Asset Allocation Fund, Inc. to that of the S&P 500® Index* and the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index**, (the “Indexes”). The Value Line Asset Allocation Fund, Inc. is a professionally managed mutual fund, while the Indexes are not available for investment and are unmanaged. The returns for the Indexes do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Asset Allocation Fund, Inc., the S&P 500® Index and the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index***
Performance Data: ***
Investor Class	1 Yr	5 Yrs	10 Yrs	Since Inception 8/24/1993
Value Line Asset Allocation Fund, Inc.	24.93%	11.56%	10.06%	9.88%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index	34.09%	11.01%	9.72%	8.22%
S&P 500® Index	56.35%	16.29%	13.91%	10.31%
Institutional Class	1 Yr	5 Yrs	Since Inception 11/2/2015
Value Line Asset Allocation Fund, Inc.	25.24%	11.84%	10.90%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index	34.09%	11.01%	10.31%
S&P 500® Index	56.35%	16.29%	14.97%

*
The S&P 500® Index is an unmanaged index that is representative of the larger capitalization stocks traded in the United States.

**
The 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg Barclays US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage Backed Securities (MBS) (agency fixed-rate and hybrid ARM pass-through’s), Asset Backed Securities (ABS), and Commercial Mortgage Backed Securities (CMBS).

***
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Asset Allocation Fund, Inc.
Schedule of Investments	March 31, 2021

Shares		Value
COMMON STOCKS 60.5%
CONSUMER DISCRETIONARY 2.9%
	APPAREL 0.2%
32,000	NIKE, Inc. Class B	$4,252,480
	DISTRIBUTION & WHOLESALE 0.7%
34,800	Pool Corp.	12,014,352
	RETAIL 2.0%
51,100	Dollar General Corp.	10,353,882
8,400	Domino’s Pizza, Inc.	3,089,436
20,000	Lululemon Athletica, Inc.(1)	6,134,200
234,394	TJX Companies, Inc. (The)	15,505,163
		35,082,681
		51,349,513
CONSUMER STAPLES 1.1%
	FOOD 0.2%
36,406	McCormick & Co., Inc.	3,245,959
	HOUSEHOLD PRODUCTS 0.4%
77,200	Church & Dwight Co., Inc.	6,743,420
	RETAIL 0.5%
25,000	Costco Wholesale Corp.	8,812,000
		18,801,379
FINANCIALS 7.6%
	COMMERCIAL SERVICES 1.6%
83,400	S&P Global, Inc.	29,429,358
	DIVERSIFIED FINANCIAL SERVICES 1.8%
289,913	Intercontinental Exchange, Inc.	32,377,484
	INSURANCE 4.2%
4,900	Alleghany Corp.(1)	3,068,821
70,100	American Financial Group, Inc.	7,998,410
83,700	Aon PLC Class A	19,260,207
234,400	Arch Capital Group, Ltd.(1)	8,993,928
205,130	Berkley (W.R.) Corp.	15,456,545
28,900	Globe Life, Inc.	2,792,607
76,200	Progressive Corp. (The)	7,285,482
32,500	RenaissanceRe Holdings, Ltd.	5,208,125
43,100	RLI Corp.	4,808,667
		74,872,792
		136,679,634
Shares		Value
COMMON STOCKS 60.5% (continued)
HEALTHCARE 8.5%
	BIOTECHNOLOGY 0.4%
13,600	Bio-Rad Laboratories, Inc. Class A(1)	$7,767,912
	ELECTRONICS 0.8%
13,100	Mettler-Toledo International, Inc.(1)	15,139,539
	HEALTHCARE PRODUCTS 5.1%
4,900	Cooper Cos., Inc. (The)	1,882,041
136,737	Danaher Corp.	30,776,764
36,800	IDEXX Laboratories, Inc.(1)	18,006,608
29,400	Teleflex, Inc.	12,214,524
60,000	Thermo Fisher Scientific, Inc.	27,382,800
		90,262,737
	HEALTHCARE SERVICES 2.2%
17,000	Charles River Laboratories International, Inc.(1)	4,927,110
33,700	Chemed Corp.	15,495,934
66,900	IQVIA Holdings, Inc.(1)	12,921,066
13,800	UnitedHealth Group, Inc.	5,134,566
		38,478,676
		151,648,864
INDUSTRIALS 13.0%
	AEROSPACE & DEFENSE 3.5%
62,893	HEICO Corp.	7,911,939
75,100	Teledyne Technologies, Inc.(1)	31,065,115
38,400	TransDigm Group, Inc.(1)	22,576,128
		61,553,182
	BUILDING MATERIALS 0.2%
9,500	Lennox International, Inc.	2,960,105
	COMMERCIAL SERVICES 4.0%
82,900	Cintas Corp.	28,294,599
10,300	CoStar Group, Inc.(1)	8,465,467
57,503	IHS Markit, Ltd.	5,565,141
259,874	Rollins, Inc.	8,944,863
111,600	Verisk Analytics, Inc.	19,718,604
		70,988,674
Shares		Value
COMMON STOCKS 60.5% (continued)
INDUSTRIALS 13.0% (continued)
	DISTRIBUTION/WHOLESALE 0.3%
56,500	Copart, Inc.(1)	$6,136,465
	ENVIRONMENTAL CONTROL 2.2%
271,627	Republic Services, Inc.	26,986,142
114,125	Waste Connections, Inc.	12,323,218
		39,309,360
	MACHINERY — DIVERSIFIED 0.1%
20,200	Toro Co. (The)	2,083,428
	SOFTWARE 1.3%
59,100	Roper Technologies, Inc.	23,837,394
	TRANSPORTATION 1.4%
116,300	Union Pacific Corp.	25,633,683
		232,502,291
INFORMATION TECHNOLOGY 22.8%
	COMMERCIAL SERVICES 1.3%
59,900	Automatic Data Processing, Inc.	11,289,353
18,700	Gartner, Inc.(1)	3,413,685
45,887	Global Payments, Inc.	9,249,901
		23,952,939
	COMPUTERS 3.2%
72,751	Accenture PLC Class A	20,097,464
155,100	CGI, Inc.(1)	12,907,422
60,100	EPAM Systems, Inc.(1)	23,841,069
		56,845,955
	DIVERSIFIED FINANCIAL SERVICES 1.6%
80,000	MasterCard, Inc. Class A	28,484,000
	ELECTRONICS 0.3%
30,200	Keysight Technologies, Inc.(1)	4,330,680
	INTERNET 0.4%
139,649	Anaplan, Inc.(1)	7,520,099
	SEMICONDUCTORS 0.4%
21,565	Monolithic Power Systems, Inc.	7,616,974
	SOFTWARE 15.2%
61,900	Adobe, Inc.(1)	29,425,403
60,700	ANSYS, Inc.(1)	20,611,292
147,600	Cadence Design Systems, Inc.(1)	20,219,724
29,500	Coupa Software, Inc.(1)	7,507,160
51,600	Fair Isaac Corp.(1)	25,080,180

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
COMMON STOCKS 60.5% (continued)
INFORMATION TECHNOLOGY 22.8% (continued)
	SOFTWARE 15.2% (continued)
106,787	Fidelity National Information Services, Inc.	$15,015,320
177,000	Fiserv, Inc.(1)	21,070,080
72,810	Intuit, Inc.	27,890,598
58,284	Jack Henry & Associates, Inc.	8,842,848
13,400	Paycom Software, Inc.(1)	4,958,804
45,800	RingCentral, Inc. Class A(1)(2)	13,642,904
81,000	Salesforce.com, Inc.(1)	17,161,470
45,925	ServiceNow, Inc.(1)	22,967,552
59,800	Synopsys, Inc.(1)	14,817,244
52,737	Tyler Technologies, Inc.(1)	22,388,439
		271,599,018
	TELECOMMUNICATIONS 0.4%
34,100	Motorola Solutions, Inc.	6,412,505
		406,762,170
MATERIALS 2.1%
	CHEMICALS 1.3%
111,000	Ecolab, Inc.	23,761,770
	PACKAGING & CONTAINERS 0.8%
31,800	AptarGroup, Inc.	4,505,106
118,400	Ball Corp.	10,033,216
		14,538,322
		38,300,092
REAL ESTATE 1.4%
	REITS 1.4%
21,600	Equinix, Inc. REIT	14,679,144
174,700	Equity Lifestyle Properties, Inc. REIT	11,117,908
		25,797,052
UTILITIES 1.1%
	ELECTRIC 1.1%
253,776	NextEra Energy, Inc.	19,188,004
TOTAL COMMON STOCKS (Cost $728,087,214)		1,081,028,999
Principal Amount		Value
ASSET-BACKED SECURITIES 1.9%
$162,873	Ally Auto Receivables Trust, Series 2018-3, Class A3, 3.00%, 1/17/23	$163,916
Principal Amount		Value
ASSET-BACKED SECURITIES 1.9% (continued)
$148,357	Ally Auto Receivables Trust, Series 2018-2, Class A3, 2.92%, 11/15/22	$149,064
525,000	BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 3.15%, 5/15/23(3)	526,847
205,000	BMW Vehicle Lease Trust, Series 2019-1, Class A4, 2.92%, 8/22/22	206,007
500,000	Capital One Multi-Asset Execution Trust, Series 2018-A1, Class A1, 3.01%, 2/15/24	500,509
2,400,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	2,466,715
106,453	Ford Credit Auto Owner Trust, Series 2018-A, Class A3, 3.03%, 11/15/22	107,101
1,750,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/31(3)	1,885,548
1,000,000	Ford Credit Auto Owner Trust, Series 2020-2, Class A, 1.06%, 4/15/33(3)	990,709
1,500,000	Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47%, 1/15/30(3)	1,600,377
1,000,000	Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A1, 2.23%, 9/15/24	1,026,468
61,756	GM Financial Automobile Leasing Trust, Series 2019-2, Class A3, 2.67%, 3/21/22	61,931
Principal Amount		Value
ASSET-BACKED SECURITIES 1.9% (continued)
$650,000	GM Financial Automobile Leasing Trust, Series 2019-2, Class A4, 2.72%, 3/20/23	$655,190
709,955	GM Financial Consumer Automobile Receivables Trust, Series 2017-3A, Class A4, 2.13%, 3/16/23(3)	713,101
370,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-4, Class A3, 1.75%, 7/16/24	374,299
1,500,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A4, 1.90%, 3/17/25	1,546,300
305,000	Honda Auto Receivables Owner Trust, Series 2018-2, Class A4, 3.16%, 8/19/24	309,691
709,000	Honda Auto Receivables Owner Trust, Series 2019-2, Class A4, 2.54%, 3/21/25	732,752
655,000	Honda Auto Receivables Owner Trust, Series 2020-2, Class A3, 0.82%, 7/15/24	659,378
1,038,000	Honda Auto Receivables Owner Trust, Series 2018-1I, Class A4, 2.78%, 5/15/24	1,045,504
700,000	Honda Auto Receivables Owner Trust, Series 2018-3, Class A4, 3.07%, 11/21/24	714,076

See Notes to Financial Statements.

March 31, 2021

Principal Amount		Value
ASSET-BACKED SECURITIES 1.9% (continued)
$1,000,000	Honda Auto Receivables Owner Trust, Series 2019-4, Class A4, 1.87%, 1/20/26	$1,028,744
1,300,000	Honda Auto Receivables Owner Trust, Series 2020-3, Class A4, 0.46%, 4/19/27	1,299,207
1,130,000	Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A4, 3.05%, 12/15/22(3)	1,140,233
1,000,000	Mercedes-Benz Auto Lease Trust, Series 2019-A, Class A4, 3.25%, 10/15/24	1,005,934
69,864	Mercedes-Benz Auto Lease Trust, Series 2019-B, Class A2, 2.01%, 12/15/21	69,910
159,007	Mercedes-Benz Auto Lease Trust, Series 2020-A, Class A2, 1.82%, 3/15/22	159,336
533,986	Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.90%, 10/16/23	542,481
35,904	Nissan Auto Receivables Owner Trust, Series 2018-A, Class A3, 2.65%, 5/16/22	35,957
245,288	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A4, 2.11%, 5/15/23	245,746
1,000,000	Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A, 2.56%, 11/25/31(3)	1,056,838
Principal Amount		Value
ASSET-BACKED SECURITIES 1.9% (continued)
$2,500,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/33(3)	$2,535,522
1,472,984	Toyota Auto Receivables Owner Trust, Series 2017-D, Class A4, 2.12%, 2/15/23	1,482,104
1,105,038	Toyota Auto Receivables Owner Trust, Series 2018-D, Class A3, 3.18%, 3/15/23	1,119,485
1,400,000	Toyota Auto Receivables Owner Trust, Series 2018-A, Class A4, 2.52%, 5/15/23	1,417,681
1,414,034	Toyota Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.91%, 7/17/23	1,435,980
1,700,000	Verizon Owner Trust, Series 2019-B, Class A1A, 2.33%, 12/20/23	1,725,842
124,765	World Omni Auto Receivables Trust, Series 2018-A, Class A3, 2.50%, 4/17/23	125,754
64,960	World Omni Auto Receivables Trust, Series 2018-B, Class A3, 2.87%, 7/17/23	65,627
1,190,000	World Omni Auto Receivables Trust, Series 2018-B, Class A4, 3.03%, 6/17/24	1,222,861
600,000	World Omni Automobile Lease Securitization Trust, Series 2019-B, Class A3, 2.03%, 11/15/22	607,449
TOTAL ASSET-BACKED SECURITIES (Cost $34,994,677)		34,758,174
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.1%
$570,000	BANK, Series 2017-BNK8, Class ASB, 3.31%, 11/15/50	$615,993
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	272,981
1,640,000	BANK, Series 2019-BN16, Class A4, 4.01%, 2/15/52	1,835,254
950,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	1,044,452
1,000,000	BANK, Series 2020-BN30, Class A3, 1.65%, 12/15/53	946,489
500,000	BANK, Series 2021-BN32, Class A2, 1.99%, 4/15/54	511,467
500,000	BANK, Series 2019-BN24, Class A3, 2.96%, 11/15/62	523,177
313,928	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	327,197
395,146	Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A1, 3.13%, 6/10/51	402,046
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	102,938
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	161,604
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23(4)	105,070

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.1% (continued)
$500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K035, Class A2, 3.46%, 8/25/23(4)	$532,635
600,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K036, Class A2, 3.53%, 10/25/23(4)	642,531
1,800,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K037, Class A2, 3.49%, 1/25/24	1,935,157
1,450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(4)	1,552,195
1,580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	1,708,246
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K041, Class A2, 3.17%, 10/25/24	540,489
850,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K731, Class A2, 3.60%, 2/25/25(4)	926,155
955,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K049, Class A2, 3.01%, 7/25/25	1,033,204
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.1% (continued)
$1,450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K733, Class A2, 3.75%, 8/25/25	$1,605,987
950,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class A2, 3.15%, 11/25/25	1,035,022
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2, 2.75%, 1/25/26	1,073,754
1,240,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	1,326,136
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K056, Class A2, 2.53%, 5/25/26	1,065,037
660,154	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A1, 2.34%, 7/25/26	691,989
1,670,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	1,788,528
875,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K061, Class A2, 3.35%, 11/25/26(4)	969,077
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.1% (continued)
$691,608	FHLMC Multifamily Structured Pass-Through Certificates, Series K066, Class A1, 2.80%, 12/25/26	$738,586
1,537,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	1,707,055
1,250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K063, Class A2, 3.43%, 1/25/27(4)	1,390,025
1,580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	1,738,674
1,750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	1,928,728
2,625,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	2,891,308
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K068, Class A2, 3.24%, 8/25/27	828,101
884,301	FHLMC Multifamily Structured Pass-Through Certificates, Series K072, Class A1, 3.25%, 11/25/27	959,333

See Notes to Financial Statements.

March 31, 2021

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.1% (continued)
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	$276,832
696,034	FHLMC Multifamily Structured Pass-Through Certificates, Series K072, Class A2, 3.44%, 12/25/27	777,303
1,150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K073, Class A2, 3.35%, 1/25/28	1,277,845
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	845,023
2,965,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K075, Class A2, 3.65%, 2/25/28(4)	3,351,538
883,520	FHLMC Multifamily Structured Pass-Through Certificates, Series K079, Class A1, 3.73%, 2/25/28	975,537
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K076, Class A2, 3.90%, 4/25/28	1,145,182
3,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K077, Class A2, 3.85%, 5/25/28(4)	3,426,092
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.1% (continued)
$750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class A2, 3.78%, 10/25/28(4)	$853,014
3,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K087, Class A2, 3.77%, 12/25/28	3,429,050
1,400,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A2, 3.56%, 1/25/29	1,576,291
925,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K092, Class A2, 3.30%, 4/25/29	1,024,350
2,933,048	FHLMC Multifamily Structured Pass-Through Certificates, Series K102, Class A1, 2.18%, 5/25/29	3,061,819
1,954,203	FHLMC Multifamily Structured Pass-Through Certificates, Series K101, Class A1, 2.19%, 7/25/29	2,040,910
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K102, Class A2, 2.54%, 10/25/29	1,054,071
550,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K103, Class A2, 2.65%, 11/25/29	584,506
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.51%, 11/25/45(3)(4)	259,933
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.1% (continued)
$250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(3)(4)	$252,629
231,257	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.73%, 2/25/48(3)(4)	248,979
150,000	GNMA, Series 2013-12, Class B, 2.05%, 11/16/52(4)	152,344
89,273	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	89,827
500,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class A5, 3.58%, 3/15/49	546,061
550,418	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/15/48	576,919
835,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5, 3.53%, 10/15/48	913,861
355,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4, 3.05%, 11/15/49	379,001
600,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	646,336
750,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class ASB, 3.07%, 11/15/52	811,193
1,550,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class A4, 3.13%, 11/15/52	1,633,706

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.1% (continued)
$390,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	$404,901
204,043	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 1/10/45	205,266
41,067	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	41,053
300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48	326,258
150,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	157,188
445,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A5, 3.82%, 8/15/50	479,374
71,052	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	71,452
650,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	717,493
370,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5, 3.77%, 7/15/58(4)	406,091
360,488	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	362,990
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.1% (continued)
$93,134	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45	$93,974
300,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	309,218
364,747	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A4, 3.65%, 10/15/57	394,352
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $73,466,543)		73,636,382
CORPORATE BONDS & NOTES 10.4%
	BASIC MATERIALS 0.4%
742,000	Air Products and Chemicals, Inc., Senior Unsecured Notes, 2.05%, 5/15/30	729,783
750,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	794,734
500,000	DuPont de Nemours, Inc., Senior Unsecured Notes, 2.17%, 5/1/23	502,091
750,000	Ecolab, Inc., Senior Unsecured Notes, 1.30%, 1/30/31(2)	688,331
750,000	FMC Corp., Senior Unsecured Notes, 3.45%, 10/1/29	789,039
750,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	806,332
150,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(3)	157,405
400,000	Nutrien, Ltd., Senior Unsecured Notes, 1.90%, 5/13/23	410,218
500,000	Nutrien, Ltd., Senior Unsecured Notes, 4.20%, 4/1/29	562,336
610,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 4.13%, 8/21/42	697,168
Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	BASIC MATERIALS 0.4% (continued)
$850,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31	$898,923
835,000	Teck Resources, Ltd., Senior Unsecured Notes, 6.13%, 10/1/35	1,022,722
		8,059,082
	COMMUNICATIONS 0.7%
800,000	Alibaba Group Holding, Ltd., Senior Unsecured Notes, 3.60%, 11/28/24	868,459
550,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	690,297
250,000	Amazon.com, Inc., Senior Unsecured Notes, 2.50%, 6/3/50	222,727
655,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33(3)	620,949
850,000	Baidu, Inc., Senior Unsecured Notes, 4.38%, 5/14/24	932,583
900,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	1,020,743
300,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	334,640
475,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	543,449
600,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	683,507
650,000	Expedia Group, Inc., Guaranteed Notes, 3.25%, 2/15/30	654,654
750,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	850,222

See Notes to Financial Statements.

March 31, 2021

Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	COMMUNICATIONS 0.7% (continued)
$400,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28(2)	$454,764
500,000	Omnicom Group, Inc., Senior Unsecured Notes, 2.45%, 4/30/30	494,253
350,000	Rogers Communications, Inc., Guaranteed Notes, 4.50%, 3/15/43	384,961
695,000	T-Mobile USA, Inc., Guaranteed Notes, 2.25%, 2/15/26	699,997
675,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	783,349
525,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50	576,633
850,000	Walt Disney Co. (The), Guaranteed Notes, 2.65%, 1/13/31	864,192
		11,680,379
	CONSUMER, CYCLICAL 0.8%
1,000,000	American Honda Finance Corp. MTN, Senior Unsecured Notes, 1.00%, 9/10/25	984,038
825,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	910,127
800,000	Choice Hotels International, Inc., Senior Unsecured Notes, 3.70%, 12/1/29	838,368
750,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32(2)	715,931
950,000	Cummins, Inc., Senior Unsecured Notes, 1.50%, 9/1/30(2)	881,891
775,000	D.R. Horton, Inc., Guaranteed Notes, 2.50%, 10/15/24	813,787
400,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	408,080
Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	CONSUMER, CYCLICAL 0.8% (continued)
$800,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	$813,600
811,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	854,157
750,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	819,248
775,000	Lowe’s Cos., Inc., Senior Unsecured Notes, 1.70%, 10/15/30	727,403
750,000	NIKE, Inc., Senior Unsecured Notes, 2.38%, 11/1/26(2)	787,676
850,000	O’Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27	928,660
433,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27(2)	497,950
500,000	Starbucks Corp., Senior Unsecured Notes, 3.75%, 12/1/47	510,038
350,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	389,813
500,000	Toyota Motor Credit Corp. GMTN, Senior Unsecured Notes, 3.45%, 9/20/23	535,678
850,000	Walgreen Co., Guaranteed Notes, 3.10%, 9/15/22	881,011
550,000	Walmart, Inc., Senior Unsecured Notes, 3.95%, 6/28/38	634,391
650,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29(2)	752,527
		14,684,374
	CONSUMER, NON-CYCLICAL 2.1%
976,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	1,094,999
Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	CONSUMER, NON-CYCLICAL 2.1% (continued)
$500,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	$532,357
750,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27	768,943
750,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(2)	896,282
850,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	919,175
1,000,000	AstraZeneca PLC, Senior Unsecured Notes, 1.38%, 8/6/30	916,634
750,000	Baxter International, Inc., Senior Unsecured Notes, 2.60%, 8/15/26	796,241
750,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27	826,016
850,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	938,089
875,000	Bunge, Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26(2)	931,345
850,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	919,959
525,000	Cigna Corp., Guaranteed Notes, 3.40%, 3/1/27	569,274
350,000	Cigna Corp., Senior Unsecured Notes, 2.40%, 3/15/30	346,788
500,000	Clorox Co. (The), Senior Unsecured Notes, 3.05%, 9/15/22	515,781
300,000	Clorox Co. (The), Senior Unsecured Notes, 1.80%, 5/15/30	285,206
750,000	Coca-Cola Co. (The), Senior Unsecured Notes, 1.45%, 6/1/27(2)	746,935

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	CONSUMER, NON-CYCLICAL 2.1% (continued)
$700,000	Coca-Cola Femsa S.A.B. de C.V., Guaranteed Notes, 2.75%, 1/22/30	$709,114
850,000	Conagra Brands, Inc., Senior Unsecured Notes, 1.38%, 11/1/27	818,307
500,000	Constellation Brands, Inc., Senior Unsecured Notes, 2.88%, 5/1/30	510,533
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	189,672
750,000	CVS Health Corp., Senior Unsecured Notes, 1.75%, 8/21/30	699,516
900,000	Danaher Corp., Senior Unsecured Notes, 3.35%, 9/15/25(2)	981,890
500,000	Eli Lilly and Co., Senior Unsecured Notes, 2.25%, 5/15/50(2)	421,174
575,000	Gilead Sciences, Inc., Senior Unsecured Notes, 3.25%, 9/1/22	594,839
300,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	343,076
750,000	Global Payments, Inc., Senior Unsecured Notes, 2.90%, 5/15/30	762,086
750,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	836,636
450,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	501,494
250,000	Humana, Inc., Senior Unsecured Notes, 3.13%, 8/15/29	260,602
750,000	Illumina, Inc., Senior Unsecured Notes, 2.55%, 3/23/31	742,973
1,000,000	Johnson & Johnson, Senior Unsecured Notes, 1.30%, 9/1/30(2)	937,798
Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	CONSUMER, NON-CYCLICAL 2.1% (continued)
$750,000	Keurig Dr. Pepper, Inc., Guaranteed Notes, 3.20%, 5/1/30	$793,050
800,000	Kroger Co. (The), Senior Unsecured Notes, 3.85%, 8/1/23	855,429
75,000	Kroger Co. (The), Senior Unsecured Notes, 2.65%, 10/15/26	79,071
925,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29	952,538
800,000	McKesson Corp., Senior Unsecured Notes, 0.90%, 12/3/25	783,152
450,000	Merck & Co., Inc., Senior Unsecured Notes, 2.75%, 2/10/25	478,938
300,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	340,876
775,000	Mondelez International, Inc., Senior Unsecured Notes, 1.50%, 2/4/31(2)	708,213
500,000	Novartis Capital Corp., Guaranteed Notes, 2.75%, 8/14/50	472,942
800,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	846,101
500,000	PepsiCo, Inc., Senior Unsecured Notes, 2.88%, 10/15/49	482,291
750,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 2.80%, 6/30/31	762,060
800,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	739,291
500,000	Sanofi, Senior Unsecured Notes, 3.38%, 6/19/23	532,955
Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	CONSUMER, NON-CYCLICAL 2.1% (continued)
$300,000	Sysco Corp., Guaranteed Notes, 5.65%, 4/1/25	$348,721
500,000	Sysco Corp., Guaranteed Notes, 2.40%, 2/15/30	496,116
880,000	Takeda Pharmaceutical Co., Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	849,639
675,000	Teva Pharmaceutical Finance Netherlands III BV, Guaranteed Notes, 2.80%, 7/21/23	672,840
750,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 4.13%, 3/25/25	832,543
500,000	Unilever Capital Corp., Guaranteed Notes, 1.38%, 9/14/30(2)	468,901
550,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	586,575
165,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	168,031
400,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	490,994
750,000	Utah Acquisition Sub, Inc., Guaranteed Notes, 3.95%, 6/15/26	825,757
750,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	849,767
		36,730,525
	ENERGY 0.8%
875,000	Boardwalk Pipelines L.P., Guaranteed Notes, 4.95%, 12/15/24	979,671
875,000	Canadian Natural Resources, Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	884,449
975,000	ConocoPhillips Co., Guaranteed Notes, 4.95%, 3/15/26	1,130,918

See Notes to Financial Statements.

March 31, 2021

Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	ENERGY 0.8% (continued)
$800,000	Diamondback Energy, Inc., Guaranteed Notes, 2.88%, 12/1/24	$843,561
300,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	343,330
600,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30(2)	688,355
500,000	Equinor ASA, Guaranteed Notes, 3.25%, 11/18/49	488,010
750,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	838,120
445,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	451,648
275,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	294,550
400,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26	466,557
625,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	659,681
700,000	ONEOK, Inc., Guaranteed Notes, 3.40%, 9/1/29	717,383
300,000	Phillips 66, Guaranteed Notes, 1.30%, 2/15/26	296,516
500,000	Phillips 66, Guaranteed Notes, 3.90%, 3/15/28(2)	548,553
850,000	Schlumberger Finance Canada, Ltd., Guaranteed Notes, 1.40%, 9/17/25(2)	850,471
850,000	Shell International Finance B.V., Guaranteed Notes, 2.38%, 11/7/29	855,649
850,000	Spectra Energy Partners L.P., Guaranteed Notes, 4.75%, 3/15/24	934,882
Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	ENERGY 0.8% (continued)
$775,000	Suncor Energy, Inc., Senior Unsecured Notes, 3.10%, 5/15/25(2)	$827,344
500,000	Total Capital International SA, Guaranteed Notes, 3.46%, 2/19/29	542,966
300,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.25%, 5/15/28	337,033
400,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.88%, 5/15/48	472,117
350,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	454,523
		14,906,287
	FINANCIAL 3.1%
775,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26	752,396
500,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	538,254
375,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30	409,929
350,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	368,010
500,000	Air Lease Corp., Senior Unsecured Notes, 4.63%, 10/1/28	548,173
600,000	Allstate Corp. (The), Senior Unsecured Notes, 1.45%, 12/15/30	549,041
630,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	649,175
825,000	American Express Co., Senior Unsecured Notes, 3.13%, 5/20/26	886,709
Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	FINANCIAL 3.1% (continued)
$750,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	$787,584
800,000	American Tower Corp., Senior Unsecured Notes, 2.95%, 1/15/25	849,968
750,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29	824,725
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(3)	274,605
500,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	543,870
400,000	AvalonBay Communities, Inc. MTN, Senior Unsecured Notes, 2.45%, 1/15/31	398,290
884,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24	965,982
950,000	Bank of Montreal, Series E, Senior Unsecured Notes, 3.30%, 2/5/24	1,017,759
750,000	Bank of New York Mellon Corp. (The) MTN, Senior Unsecured Notes, 1.60%, 4/24/25	764,050
950,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.70%, 8/3/26	1,006,226
775,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	859,639
750,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.85%, 3/12/30(2)	731,197
775,000	BlackRock, Inc., Senior Unsecured Notes, 2.40%, 4/30/30(2)	785,632

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	FINANCIAL 3.1% (continued)
$750,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.25%, 1/28/25	$777,489
700,000	Chubb INA Holdings, Inc., Guaranteed Notes, 3.35%, 5/3/26	762,487
625,000	CIT Group, Inc., Senior Unsecured Notes, (SOFR + 3.83)%, 3.93%, 6/19/24(4)	660,937
500,000	Citigroup, Inc., Senior Unsecured Notes, (3-month LIBOR + 0.90)%, 3.35%, 4/24/25(4)	534,356
503,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	634,960
500,000	Citizens Financial Group, Inc., Senior Unsecured Notes, 2.50%, 2/6/30(2)	495,130
750,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	814,681
360,000	Comerica, Inc., Senior Unsecured Notes, 3.70%, 7/31/23	384,915
250,000	Comerica, Inc., Senior Unsecured Notes, 4.00%, 2/1/29	278,888
750,000	Cooperatieve Rabobank UA MTN, Senior Unsecured Notes, 3.38%, 5/21/25	815,425
600,000	Credit Suisse AG, Senior Unsecured Notes, 2.95%, 4/9/25	633,568
400,000	Crown Castle International Corp., Senior Unsecured Notes, 3.80%, 2/15/28	435,381
500,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29	536,926
500,000	Discover Bank, Senior Unsecured Notes, 2.70%, 2/6/30	503,047
Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	FINANCIAL 3.1% (continued)
$725,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	$789,797
500,000	Duke Realty L.P., Senior Unsecured Notes, 4.00%, 9/15/28	554,303
500,000	Equinix, Inc., Senior Unsecured Notes, 3.20%, 11/18/29	519,483
500,000	Equitable Holdings, Inc., Senior Unsecured Notes, 4.35%, 4/20/28	559,561
375,000	Essex Portfolio L.P., Guaranteed Notes, 4.00%, 3/1/29	414,755
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.00%, 1/15/30	255,961
775,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	834,937
700,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	767,738
175,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	246,177
750,000	Hartford Financial Services Group, Inc. (The), Senior Unsecured Notes, 2.80%, 8/19/29(2)	777,504
900,000	HSBC Holdings PLC, Senior Unsecured Notes, 3.90%, 5/25/26	991,926
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.63%, 8/6/24	263,837
500,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.55%, 2/4/30	500,918
825,000	ING Groep N.V., Senior Unsecured Notes, 3.95%, 3/29/27	913,672
Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	FINANCIAL 3.1% (continued)
$500,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	$562,732
300,000	JPMorgan Chase & Co., Senior Unsecured Notes, (3-month LIBOR + 1.38)%, 3.96%, 11/15/48(4)	329,869
800,000	KeyCorp MTN, Senior Unsecured Notes, 2.55%, 10/1/29	809,377
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	250,122
675,000	Life Storage L.P., Guaranteed Notes, 2.20%, 10/15/30	637,129
800,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	867,902
500,000	Mastercard, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	539,197
500,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	533,063
300,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24	327,556
500,000	National Australia Bank, Ltd., Senior Unsecured Notes, 1.88%, 12/13/22	513,070
250,000	National Australia Bank, Ltd., Senior Unsecured Notes, 2.50%, 7/12/26	262,388
750,000	Northern Trust Corp., Senior Unsecured Notes, 3.15%, 5/3/29	803,271
250,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	269,910
500,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29(2)	545,838
500,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	521,185

See Notes to Financial Statements.

March 31, 2021

Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	FINANCIAL 3.1% (continued)
$500,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29	$547,181
250,000	Prologis L.P., Guaranteed Notes, 3.88%, 9/15/28	277,832
500,000	Prologis L.P., Senior Unsecured Notes, 2.25%, 4/15/30	494,031
500,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67)%, 5.70%, 9/15/48(2)(4)	571,023
250,000	Prudential Financial, Inc. MTN, Senior Unsecured Notes, 3.50%, 5/15/24	272,418
750,000	Regions Financial Corp., Senior Unsecured Notes, 2.25%, 5/18/25	777,948
500,000	Reinsurance Group of America, Inc., Senior Unsecured Notes, 3.90%, 5/15/29	547,721
250,000	Royal Bank of Canada GMTN, Senior Unsecured Notes, 1.95%, 1/17/23	256,919
688,000	Royal Bank of Canada GMTN, Subordinated Notes, 4.65%, 1/27/26	784,726
550,000	Sabra Health Care L.P., Guaranteed Notes, 3.90%, 10/15/29	560,867
700,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 3.50%, 6/7/24	748,400
750,000	State Street Corp., Senior Unsecured Notes, 2.40%, 1/24/30	762,493
750,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	829,916
250,000	Sumitomo Mitsui Financial Group, Inc., Senior Unsecured Notes, 3.75%, 7/19/23	267,545
Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	FINANCIAL 3.1% (continued)
$250,000	Sumitomo Mitsui Financial Group, Inc., Senior Unsecured Notes, 3.04%, 7/16/29	$259,780
300,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	301,284
500,000	Synchrony Financial, Senior Unsecured Notes, 2.85%, 7/25/22	513,439
310,000	Synchrony Financial, Senior Unsecured Notes, 4.25%, 8/15/24	337,398
350,000	Toronto-Dominion Bank (The) MTN, Senior Unsecured Notes, 3.25%, 6/11/21	351,964
500,000	Toronto-Dominion Bank (The) MTN, Senior Unsecured Notes, 1.15%, 6/12/25(2)	500,040
750,000	Truist Bank, Subordinated Notes, (5-year Treasury Constant Maturity Rate + 1.15)%, 2.64%, 9/17/29(2)(4)	785,647
500,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	545,757
350,000	Ventas Realty L.P., Guaranteed Notes, 3.50%, 4/15/24	376,817
350,000	Ventas Realty L.P., Guaranteed Notes, 4.40%, 1/15/29	390,138
800,000	Visa, Inc., Senior Unsecured Notes, 2.05%, 4/15/30	797,998
500,000	Wells Fargo & Co., Series M, Subordinated Notes, 3.45%, 2/13/23	526,637
500,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	556,426
500,000	Westpac Banking Corp., Senior Unsecured Notes, 3.30%, 2/26/24	538,132
Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	FINANCIAL 3.1% (continued)
$100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	$127,245
650,000	Weyerhaeuser Co., Senior Unsecured Notes, 4.00%, 11/15/29	722,525
750,000	Willis North America, Inc., Guaranteed Notes, 2.95%, 9/15/29	773,955
500,000	Zions Bancorp NA, Subordinated Notes, 3.25%, 10/29/29	505,467
		55,552,251
	INDUSTRIAL 0.8%
750,000	Agilent Technologies, Inc., Senior Unsecured Notes, 2.10%, 6/4/30	733,244
649,000	Ball Corp., Guaranteed Notes, 4.00%, 11/15/23	689,968
500,000	Carlisle Cos., Inc., Senior Unsecured Notes, 2.75%, 3/1/30	503,331
500,000	Caterpillar Financial Services Corp. MTN, Senior Unsecured Notes, 1.10%, 9/14/27(2)	481,480
450,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	440,289
800,000	Flex, Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	892,139
750,000	Honeywell International, Inc., Senior Unsecured Notes, 1.95%, 6/1/30	739,690
300,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 3.80%, 3/21/29	328,926
250,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 4.50%, 3/21/49	290,862
500,000	Jabil, Inc., Senior Unsecured Notes, 3.60%, 1/15/30	523,289

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	INDUSTRIAL 0.8% (continued)
$650,000	John Deere Capital Corp. MTN, Senior Unsecured Notes, 2.45%, 1/9/30	$659,453
625,000	Johnson Controls International PLC/Tyco Fire & Security Finance SCA, Senior Unsecured Notes, 1.75%, 9/15/30	585,724
675,000	Keysight Technologies, Inc., Senior Unsecured Notes, 3.00%, 10/30/29	700,337
650,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	737,185
750,000	Masco Corp., Senior Unsecured Notes, 2.00%, 10/1/30	712,640
450,000	Norfolk Southern Corp., Senior Unsecured Notes, 4.10%, 5/15/49	500,171
278,000	Owens Corning, Senior Unsecured Notes, 3.40%, 8/15/26	301,517
500,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	549,879
350,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	380,439
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.00%, 12/15/29	260,500
835,000	Teledyne Technologies, Inc., Senior Unsecured Notes, 1.60%, 4/1/26	828,602
450,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	485,782
500,000	Union Pacific Corp., Senior Unsecured Notes, 3.25%, 2/5/50	490,786
700,000	United Parcel Service, Inc., Senior Unsecured Notes, 2.50%, 9/1/29	713,069
Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	INDUSTRIAL 0.8% (continued)
$500,000	United Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28	$562,745
450,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	496,161
		14,588,208
	TECHNOLOGY 0.9%
750,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	757,954
250,000	Apple, Inc., Senior Unsecured Notes, 2.70%, 5/13/22	257,009
250,000	Apple, Inc., Senior Unsecured Notes, 3.75%, 11/13/47	273,454
800,000	Applied Materials, Inc., Senior Unsecured Notes, 1.75%, 6/1/30	768,070
750,000	Broadridge Financial Solutions, Inc., Senior Unsecured Notes, 2.90%, 12/1/29	766,991
850,000	Citrix Systems, Inc., Senior Unsecured Notes, 4.50%, 12/1/27(2)	967,314
750,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26(2)	864,661
725,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29	781,497
750,000	HP, Inc., Senior Unsecured Notes, 3.00%, 6/17/27	792,183
1,000,000	International Business Machines Corp., Senior Unsecured Notes, 1.70%, 5/15/27	999,302
700,000	Intuit, Inc., Senior Unsecured Notes, 1.65%, 7/15/30	663,416
500,000	KLA Corp., Senior Unsecured Notes, 4.65%, 11/1/24	558,662
350,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	393,250
Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	TECHNOLOGY 0.9% (continued)
$700,000	Lam Research Corp., Senior Unsecured Notes, 4.00%, 3/15/29	$792,232
850,000	Micron Technology, Inc., Senior Unsecured Notes, 2.50%, 4/24/23	880,719
825,000	Microsoft Corp., Senior Unsecured Notes, 2.40%, 8/8/26	871,830
850,000	NetApp, Inc., Senior Unsecured Notes, 1.88%, 6/22/25	867,312
850,000	NVIDIA Corp., Senior Unsecured Notes, 2.85%, 4/1/30	892,054
700,000	Oracle Corp., Senior Unsecured Notes, 2.95%, 4/1/30	721,308
675,000	Roper Technologies, Inc., Senior Unsecured Notes, 2.00%, 6/30/30	642,380
750,000	Xilinx, Inc., Senior Unsecured Notes, 2.38%, 6/1/30	729,927
		15,241,525
	UTILITIES 0.8%
775,000	American Water Capital Corp., Senior Unsecured Notes, 3.75%, 9/1/28	861,374
500,000	Baltimore Gas & Electric Co., Senior Unsecured Notes, 3.20%, 9/15/49	484,713
350,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 4.25%, 11/1/28	392,320
300,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 2.95%, 3/1/30	307,600
500,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	575,703
300,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	338,635
350,000	DTE Electric Co., 3.95%, 3/1/49	390,035

See Notes to Financial Statements.

March 31, 2021

Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	UTILITIES 0.8% (continued)
$500,000	DTE Energy Co., Senior Unsecured Notes, 2.95%, 3/1/30	$508,284
500,000	Duke Energy Carolinas LLC, 2.45%, 2/1/30	502,928
450,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	451,285
850,000	Entergy Corp., Senior Unsecured Notes, 0.90%, 9/15/25	829,688
700,000	Eversource Energy, Series R, Senior Unsecured Notes, 1.65%, 8/15/30	648,709
150,000	Florida Power & Light Co., 4.95%, 6/1/35	187,287
750,000	Georgia Power Co., Series B, Senior Unsecured Notes, 2.65%, 9/15/29	764,707
900,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	970,039
458,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	513,802
775,000	Nevada Power Co., Series DD, 2.40%, 5/1/30	771,785
575,000	Northern States Power Co., 2.90%, 3/1/50	547,428
500,000	Oklahoma Gas & Electric Co., Senior Unsecured Notes, 3.30%, 3/15/30	534,497
750,000	Pinnacle West Capital Corp., Senior Unsecured Notes, 1.30%, 6/15/25	745,310
500,000	Public Service Enterprise Group, Inc., Senior Unsecured Notes, 2.88%, 6/15/24	530,793
250,000	Public Service Enterprise Group, Inc., Senior Unsecured Notes, 1.60%, 8/15/30(2)	230,113
Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
	UTILITIES 0.8% (continued)
$325,000	Sempra Energy, Senior Unsecured Notes, 4.00%, 2/1/48	$341,322
300,000	Southern Power Co., Series E, Senior Unsecured Notes, 2.50%, 12/15/21(2)	303,930
550,000	Union Electric Co., 2.95%, 3/15/30	575,950
600,000	WEC Energy Group, Inc., Senior Unsecured Notes, 1.80%, 10/15/30	558,955
		13,867,192
TOTAL CORPORATE BONDS & NOTES (Cost $183,638,877)		185,309,823
FOREIGN GOVERNMENT OBLIGATIONS 0.1%
300,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	314,351
300,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	311,730
250,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	272,292
400,000	Peruvian Government International Bond, Senior Unsecured Notes, 1.86%, 12/1/32(2)	363,728
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,252,815)		1,262,101
LONG-TERM MUNICIPAL SECURITIES 1.1%
	CALIFORNIA 0.3%
750,000	California Infrastructure & Economic Development Bank, Revenue Bonds, Series A, 1.84%, 10/1/31	731,165
100,000	California State, Build America Bonds, General Obligation Unlimited, AGM Insured, 6.88%, 11/1/26	130,999
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 1.1% (continued)
	CALIFORNIA 0.3% (continued)
$675,000	California State, General Obligation Unlimited, Ser. A, 3.05%, 4/1/29	$733,549
500,000	City & County of San Francisco CA, General Obligation Limited, 2.60%, 6/15/37	488,507
250,000	City of Oakland, California Taxable Pension, Revenue Bonds, 4.68%, 12/15/25	285,410
500,000	City of Pasadena CA, Refunding Revenue Bonds, Ser. B, 2.77%, 5/1/34	511,483
710,000	City of San Francisco CA, Public Utilities Commission Water Revenue Bonds, Series H, 1.34%, 11/1/27	691,330
650,000	Municipal Improvement Corp. of Los Angeles Revenue Bonds, Series C, 1.88%, 11/1/30	617,442
325,000	Palm Desert Redevelopment Agency Successor Agency, Refunding Revenue Bonds, Ser. A, BAM Insured, 4.00%, 10/1/31	347,215
330,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	345,644
300,000	San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds, Series F, 3.80%, 5/1/27	328,856
450,000	San Marcos California Unified School District, Refunding Revenue Bonds, 3.17%, 8/1/38	466,714

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 1.1% (continued)
	CALIFORNIA 0.3% (continued)
$140,000	State of California, Build America Bonds, General Obligation Unlimited, 5.70%, 11/1/21	$144,452
100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	116,189
		5,938,955
	COLORADO 0.0%
295,000	Denver City & County School District No. 1, Certificate Participation, Series B, 3.45%, 12/15/26	326,036
	DISTRICT OF COLUMBIA 0.0%
450,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	501,942
	FLORIDA 0.0%
500,000	City of Tampa FL Water & Wastewater System, Refunding Revenue Bonds, Series B, 1.42%, 10/1/30	476,437
	HAWAII 0.1%
440,000	City & County Honolulu HI Wastewater System, First Bond Resolution, Refunding Revenue Bonds, Ser. C, 2.65%, 7/1/30	462,012
750,000	State of Hawaii, General Obligation Unlimited, Series FZ, 1.98%, 8/1/34	719,036
		1,181,048
	KANSAS 0.0%
375,000	Leavenworth County Unified School District No. 469, General Obligation Limited, BAM Insured, 2.87%, 9/1/38	368,907
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 1.1% (continued)
	KENTUCKY 0.1%
$750,000	Kentucky State Property & Building Commission, Revenue Bonds, Series D, 2.57%, 11/1/28	$771,985
	LOUISIANA 0.0%
200,000	East Baton Rouge Sewerage Commission, Taxable Refunding Revenue Bonds, Series A, 3.65%, 2/1/28	221,172
	MARYLAND 0.0%
500,000	County of Baltimore MD, General Obligation Unlimited, 2.83%, 7/1/31	535,063
	MASSACHUSETTS 0.0%
500,000	Massachusetts School Building Authority, Refunding Revenue Bonds, Ser. B, 3.40%, 10/15/40	524,770
	MICHIGAN 0.0%
300,000	Lincoln Consolidated School District, General Obligation Limited, Series B, 4.32%, 5/1/37	328,252
	NEW HAMPSHIRE 0.0%
295,000	New Hampshire Health and Education Facilities Authority, Refunding Revenue Bonds, 3.58%, 7/1/34	308,205
	NEW JERSEY 0.1%
545,000	New Jersey Infrastructure Bank, Refunding Revenue Bonds, Series C Subseries R2, 3.00%, 9/1/30	580,518
	NEW YORK 0.1%
200,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	237,450
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 1.1% (continued)
	NEW YORK 0.1% (continued)
$375,000	City of New York, General Obligation Limited, Series F, Subseries F3, 3.63%, 4/1/32	$401,711
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	107,319
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	208,304
300,000	New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds, Series A2, 3.34%, 8/1/25	325,141
1,000,000	Suffolk County Water Authority, Revenue Bonds, 0.91%, 6/1/25	998,016
		2,277,941
	NORTH DAKOTA 0.0%
325,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Series B, 2.70%, 5/1/32	337,783
	OKLAHOMA 0.0%
250,000	University of Oklahoma (The), Revenue Bonds, Series B, 3.10%, 7/1/26	259,244
	OREGON 0.1%
190,000	City of Portland OR, Affordable Housing Project, General Obligation Limited, Series B, 3.60%, 6/15/39	193,718

See Notes to Financial Statements.

March 31, 2021

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 1.1% (continued)
	OREGON 0.1% (continued)
$700,000	City of Portland OR, General Obligation Limited, Series B, 2.06%, 6/15/35	$659,110
		852,828
	PENNSYLVANIA 0.1%
350,000	City of Erie PA, General Obligation Limited, Ser. A, AGM Insured, 4.02%, 11/15/35	402,721
355,000	Pennsylvania Turnpike Commission, Motor License, Refunding Revenue Bonds, 3.29%, 12/1/36	359,125
		761,846
	SOUTH CAROLINA 0.0%
300,000	North Augusta Public Facilities Corp., North Augusta Project, Revenue Bonds, Series B, 3.44%, 11/1/25	313,788
	TEXAS 0.1%
350,000	Texas A&M University Board, Revenue Bonds, Series B, 3.48%, 5/15/49	363,936
600,000	Tyler Independent School District, Texas Unlimited Tax, Refunding Revenue Bonds, 1.68%, 2/15/32	572,872
		936,808
	VIRGINIA 0.1%
210,000	Virginia Port Authority Commonwealth Port Fund, Revenue Bonds, 3.75%, 7/1/31	232,448
500,000	Virginia State Resources Authority, Revenue Bonds, 1.66%, 11/1/30	475,983
		708,431
	WISCONSIN 0.0%
500,000	Wisconsin Department of Transportation, Refunding Revenue Bonds, Series 1, 1.86%, 7/1/34	472,106
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 1.1% (continued)
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $19,046,608)		$18,984,065
RESIDENTIAL MORTGAGE-BACKED SECURITIES 7.8%
$70,082	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	72,999
110,725	FHLMC Gold PC Pool #A95174, 4.00%, 11/1/40	122,659
78,736	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	86,406
101,751	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	114,171
7,999	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	8,648
366,092	FHLMC Gold PC Pool #G08698, 3.50%, 3/1/46	395,447
73,284	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	78,186
80,068	FHLMC Gold PC Pool #Q05649, 4.00%, 1/1/42	88,678
100,571	FHLMC Gold PC Pool #Q39580, 4.00%, 3/1/46	110,721
182,723	FHLMC Gold Pool #Q41084, 3.50%, 6/1/46	195,537
93,531	FHLMC Pool #AG08748, 3.50%, 2/1/47	99,709
253,466	FHLMC Pool #BM5689, 2.50%, 3/1/24	263,707
8,076,975	FHLMC Pool #QA9129, 2.50%, 4/1/50	8,290,237
766,892	FHLMC Pool #QA9747, 2.50%, 5/1/50	787,177
1,773,730	FHLMC Pool #QB2462, 3.00%, 8/1/50	1,861,369
3,225,992	FHLMC Pool #QB2958, 3.00%, 9/1/50	3,365,344
478,367	FHLMC Pool #QB3856, 2.00%, 9/1/50	477,292
615,993	FHLMC Pool #QB5314, 2.50%, 11/1/50	632,382
667,750	FHLMC Pool #QB8153, 2.50%, 1/1/51	685,742
327,932	FHLMC Pool #RA2061, 3.00%, 1/1/50	342,001
Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 7.8% (continued)
$1,690,060	FHLMC Pool #RB5022, 3.00%, 11/1/39	$1,759,865
1,510,596	FHLMC Pool #RD5024, 2.00%, 5/1/30	1,559,317
2,624,116	FHLMC Pool #SB8010, 2.50%, 10/1/34	2,730,134
273,293	FHLMC Pool #SB8026, 2.50%, 1/1/35	284,354
2,279,672	FHLMC Pool #SB8044, 2.00%, 5/1/35	2,340,882
2,659,192	FHLMC Pool #SB8078, 1.50%, 12/1/35	2,672,900
1,390,311	FHLMC Pool #SD7514, 3.50%, 4/1/50	1,490,803
438,860	FHLMC Pool #SD8007, 4.50%, 8/1/49	477,930
244,981	FHLMC Pool #SD8029, 2.50%, 12/1/49	251,449
888,122	FHLMC Pool #SD8093, 3.50%, 9/1/50	937,376
885,922	FHLMC Pool #SD8097, 2.00%, 8/1/50	884,288
176,981	FHLMC Pool #SD8098, 2.00%, 10/1/50	176,582
5,846,570	FHLMC Pool #SD8106, 2.00%, 11/1/50	5,833,380
7,408,245	FHLMC Pool #SD8108, 3.00%, 11/1/50	7,731,189
1,787,744	FHLMC Pool #SD8128, 2.00%, 2/1/51	1,783,708
2,099,560	FHLMC Pool #SD8134, 2.00%, 3/1/51	2,094,819
93,868	FHLMC Pool #ZK4078, 2.50%, 4/1/22	97,661
9,910	FHLMC Pool #ZN1699, 4.50%, 12/1/48	10,795
43,785	FHLMC Pool #ZN5055, 3.00%, 4/1/49	45,715
212,391	FHLMC Pool #ZN5108, 3.00%, 4/1/49	221,509
83,493	FHLMC Pool #ZS6516, 2.50%, 6/1/22	86,866
408,122	FHLMC Pool #ZS6632, 2.50%, 11/1/22	424,611
260,018	FHLMC Pool #ZT1863, 3.50%, 4/1/49	274,285
163,510	FHLMC Pool #ZT1867, 3.00%, 4/1/49	170,340
758,753	FHLMC Pool #ZT1952, 4.00%, 5/1/49	812,950
168,659	FHLMC Pool #ZT1955, 3.00%, 5/1/49	175,746
392,969	FHLMC Pool #ZT2087, 4.00%, 6/1/49	421,237
8,387	FHLMC Pool #ZT2090, 3.00%, 6/1/49	8,731

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 7.8% (continued)
$6,609	FNMA Pool #254954, 4.50%, 10/1/23	$7,173
299	FNMA Pool #255132, 4.50%, 2/1/24	325
87,506	FNMA Pool #995245, 5.00%, 1/1/39	101,599
106,151	FNMA Pool #AB1259, 5.00%, 7/1/40	123,454
98,087	FNMA Pool #AB1796, 3.50%, 11/1/40	105,941
3,650	FNMA Pool #AB4069, 2.50%, 12/1/21	3,797
86,457	FNMA Pool #AB6286, 2.50%, 9/1/27	90,276
378,826	FNMA Pool #AB6344, 2.50%, 10/1/22	394,131
83,230	FNMA Pool #AB8144, 5.00%, 4/1/37	95,655
72,803	FNMA Pool #AL7662, 4.50%, 10/1/43	80,943
169,574	FNMA Pool #AQ3960, 3.00%, 8/1/28	179,802
118,582	FNMA Pool #AR0930, 2.50%, 1/1/28	123,741
2,207,186	FNMA Pool #AS0516, 3.00%, 9/1/43	2,339,818
106,692	FNMA Pool #AS1529, 3.00%, 1/1/29	112,752
177,131	FNMA Pool #AS4928, 3.50%, 5/1/45	189,490
70,192	FNMA Pool #AS5485, 4.50%, 7/1/45	77,714
60,712	FNMA Pool #AS5696, 3.50%, 8/1/45	64,927
108,626	FNMA Pool #AS6385, 4.00%, 12/1/45	118,623
120,380	FNMA Pool #AS7188, 4.00%, 5/1/46	131,165
101,345	FNMA Pool #AS8276, 3.00%, 11/1/46	106,200
115,869	FNMA Pool #AS8483, 3.00%, 12/1/46	122,272
298,667	FNMA Pool #AS8796, 3.00%, 2/1/47	311,980
160,199	FNMA Pool #AS9459, 4.50%, 4/1/47	175,856
213,855	FNMA Pool #AU7025, 3.00%, 11/1/43	226,889
69,958	FNMA Pool #AU8070, 3.50%, 9/1/43	75,803
210,010	FNMA Pool #AV0703, 4.00%, 12/1/43	230,394
1,126,409	FNMA Pool #AX9528, 3.50%, 2/1/45	1,209,420
96,116	FNMA Pool #AY2618, 4.00%, 3/1/45	105,391
Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 7.8% (continued)
$84,334	FNMA Pool #AY9329, 4.00%, 6/1/45	$92,181
75,550	FNMA Pool #AZ4775, 3.50%, 10/1/45	81,053
52,376	FNMA Pool #AZ6194, 3.50%, 10/1/45	56,011
99,050	FNMA Pool #AZ9703, 3.00%, 10/1/45	104,235
134,251	FNMA Pool #BA4732, 3.50%, 12/1/45	143,555
247,034	FNMA Pool #BC9482, 3.00%, 7/1/46	260,900
115,287	FNMA Pool #BD8211, 4.00%, 4/1/47	124,640
192,477	FNMA Pool #BE3776, 4.50%, 7/1/47	210,464
281,139	FNMA Pool #BJ5719, 4.00%, 5/1/48	302,184
8,147	FNMA Pool #BK4970, 3.50%, 5/1/48	8,652
18,881	FNMA Pool #BK4987, 3.50%, 6/1/48	20,021
11,354	FNMA Pool #BK7396, 3.50%, 7/1/48	11,998
15,494	FNMA Pool #BK9639, 3.50%, 11/1/48	16,352
172,759	FNMA Pool #BM2001, 3.50%, 12/1/46	184,697
387,171	FNMA Pool #BM2006, 4.00%, 1/1/48	416,969
284,125	FNMA Pool #BM2007, 4.00%, 9/1/48	304,685
2,354,405	FNMA Pool #BM3634, 3.50%, 5/1/47	2,516,293
590,165	FNMA Pool #BM3641, 4.00%, 4/1/48	642,795
390,612	FNMA Pool #BM5793, 3.00%, 4/1/49	406,926
34,314	FNMA Pool #BN1076, 3.50%, 12/1/48	36,239
33,370	FNMA Pool #BN3431, 3.50%, 1/1/49	35,211
10,121	FNMA Pool #BN4309, 4.50%, 1/1/49	11,028
262,623	FNMA Pool #BN6240, 3.00%, 4/1/49	273,827
45,851	FNMA Pool #BN6305, 3.00%, 5/1/49	47,827
192,680	FNMA Pool #BO0622, 3.00%, 6/1/49	200,981
1,651,077	FNMA Pool #BP5709, 2.50%, 5/1/50	1,694,671
967,204	FNMA Pool #BQ9091, 2.00%, 12/1/50	966,815
189,690	FNMA Pool #CA1564, 4.50%, 4/1/48	207,103
Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 7.8% (continued)
$499,173	FNMA Pool #CA4574, 4.00%, 8/1/49	$535,889
1,338,940	FNMA Pool #CA5540, 3.00%, 4/1/50	1,415,253
8,386	FNMA Pool #FM1238, 4.00%, 3/1/49	8,985
617,322	FNMA Pool #FM1581, 2.50%, 2/1/26	642,263
2,053,340	FNMA Pool #FM3254, 3.50%, 5/1/49	2,202,581
1,430,338	FNMA Pool #FM4140, 2.50%, 9/1/50	1,478,974
975,001	FNMA Pool #FM4635, 2.00%, 11/1/50	972,801
990,832	FNMA Pool #FM5091, 1.50%, 12/1/50	958,065
1,600,000	FNMA Pool #FM6468, 4.00%, 6/1/49	1,717,197
69,967	FNMA Pool #MA0073, 4.50%, 5/1/29	76,111
192,642	FNMA Pool #MA0984, 2.50%, 2/1/22	200,425
202,506	FNMA Pool #MA1012, 2.50%, 3/1/22	210,687
61,159	FNMA Pool #MA1212, 2.50%, 10/1/22	63,630
95,291	FNMA Pool #MA2641, 3.00%, 6/1/46	100,270
155,197	FNMA Pool #MA3026, 3.50%, 6/1/47	164,763
148,310	FNMA Pool #MA3114, 2.50%, 8/1/32	154,316
211,276	FNMA Pool #MA3331, 3.00%, 4/1/48	220,527
205,428	FNMA Pool #MA3415, 4.00%, 7/1/48	220,537
285,880	FNMA Pool #MA3495, 4.00%, 10/1/48	306,641
145,573	FNMA Pool #MA3520, 3.50%, 11/1/48	153,758
269,649	FNMA Pool #MA3536, 4.00%, 12/1/48	289,386
231,082	FNMA Pool #MA3563, 4.00%, 1/1/49	247,917
361,604	FNMA Pool #MA3564, 4.50%, 1/1/49	393,071
269,998	FNMA Pool #MA3593, 4.50%, 2/1/49	293,963
335,957	FNMA Pool #MA3638, 4.00%, 4/1/49	360,442
874,944	FNMA Pool #MA3674, 2.50%, 5/1/34	910,294
321,141	FNMA Pool #MA3691, 3.00%, 7/1/49	334,766
1,058,535	FNMA Pool #MA3692, 3.50%, 7/1/49	1,117,343

See Notes to Financial Statements.

March 31, 2021

Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 7.8% (continued)
$384,086	FNMA Pool #MA3709, 2.50%, 6/1/34	$399,603
268,281	FNMA Pool #MA3729, 2.50%, 7/1/34	279,120
961,307	FNMA Pool #MA3744, 3.00%, 8/1/49	1,001,072
467,345	FNMA Pool #MA3747, 4.50%, 8/1/49	509,099
1,013,022	FNMA Pool #MA3832, 3.50%, 11/1/39	1,071,004
291,506	FNMA Pool #MA3905, 3.00%, 1/1/50	303,881
6,077,278	FNMA Pool #MA4012, 2.00%, 5/1/35	6,255,135
1,254,446	FNMA Pool #MA4016, 2.50%, 5/1/40	1,289,924
5,661,481	FNMA Pool #MA4042, 2.00%, 6/1/35	5,827,691
1,563,983	FNMA Pool #MA4055, 2.50%, 6/1/50	1,605,470
2,258,077	FNMA Pool #MA4077, 2.00%, 7/1/50	2,253,005
4,979,865	FNMA Pool #MA4078, 2.50%, 7/1/50	5,111,351
3,391,594	FNMA Pool #MA4100, 2.00%, 8/1/50	3,383,942
1,969,302	FNMA Pool #MA4119, 2.00%, 9/1/50	1,964,859
963,899	FNMA Pool #MA4158, 2.00%, 10/1/50	961,734
6,000,918	FNMA Pool #MA4208, 2.00%, 12/1/50	5,999,674
2,951,265	FNMA Pool #MA4222, 3.50%, 12/1/50	3,119,017
494,813	FNMA Pool #MA4237, 2.00%, 1/1/51	493,702
991,000	FNMA Pool #MA4256, 2.50%, 2/1/51	1,017,166
1,000,000	FNMA Pool #MA4328, 1.50%, 4/1/36	1,004,961
51,966	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	53,699
65,536	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	67,440
598,090	GNAM II Pool #MA5816, 3.50%, 3/20/49	632,357
100,977	GNMA I Pool #650494, 5.50%, 1/15/36	117,650
87,340	GNMA II Pool #MA1090, 3.50%, 6/20/43	94,872
Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 7.8% (continued)
$46,787	GNMA II Pool #MA1448, 3.50%, 11/20/43	$50,743
64,605	GNMA II Pool #MA1520, 3.00%, 12/20/43	68,766
77,690	GNMA II Pool #MA2149, 4.00%, 8/20/44	85,983
121,493	GNMA II Pool #MA2445, 3.50%, 12/20/44	130,237
83,403	GNMA II Pool #MA3803, 3.50%, 7/20/46	88,816
818,905	GNMA II Pool #MA4836, 3.00%, 11/20/47	864,644
217,358	GNMA II Pool #MA5191, 3.50%, 5/20/48	231,684
253,136	GNMA II Pool #MA5527, 3.50%, 10/20/48	268,398
390,712	GNMA II Pool #MA5594, 3.50%, 11/20/48	413,154
116,224	GNMA II Pool #MA5650, 3.50%, 12/20/48	123,106
1,120,332	GNMA II Pool #MA5762, 3.50%, 2/20/49	1,188,214
1,101,205	GNMA II Pool #MA5815, 3.00%, 3/20/49	1,148,049
361,318	GNMA II Pool #MA5875, 3.50%, 4/20/49	381,449
830,227	GNMA II Pool #MA6283, 3.00%, 11/20/49	867,832
1,167,147	GNMA II Pool #MA6409, 3.00%, 1/20/50	1,221,990
839,760	GNMA II Pool #MA7054, 3.50%, 12/20/50	894,560
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $139,000,468)		138,717,586
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS 0.1%
$500,000	FHLB, 3.38%, 3/10/28	$565,503
250,000	FHLB, 3.00%, 10/12/21	253,901
250,000	FHLB, 3.25%, 3/8/24	270,869
250,000	FNMA, 2.38%, 1/19/23	259,947
250,000	FNMA, 2.63%, 9/6/24	268,653
500,000	FNMA, 1.88%, 9/24/26	521,801
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,004,248)		2,140,674
U.S. TREASURY OBLIGATIONS 10.4%
	U.S. TREASURY NOTES & BONDS 10.4%
3,170,000	U.S. Treasury Bonds, 5.38%, 2/15/31(2)	4,236,036
3,220,000	U.S. Treasury Bonds, 4.38%, 2/15/38	4,251,406
12,500,000	U.S. Treasury Bonds, 1.13%, 5/15/40	10,169,922
6,612,000	U.S. Treasury Bonds, 2.88%, 5/15/43	7,216,120
6,319,000	U.S. Treasury Bonds, 3.00%, 2/15/48	7,061,729
5,600,000	U.S. Treasury Notes, 1.75%, 2/28/22	5,684,875
11,900,000	U.S. Treasury Notes, 0.38%, 3/31/22	11,934,398
5,000,000	U.S. Treasury Notes, 0.13%, 5/31/22	5,001,172
14,500,000	U.S. Treasury Notes, 0.25%, 4/15/23	14,520,391
14,000,000	U.S. Treasury Notes, 1.38%, 6/30/23	14,366,953
10,605,000	U.S. Treasury Notes, 2.38%, 8/15/24	11,283,554
10,615,000	U.S. Treasury Notes, 2.25%, 11/15/24	11,261,022
13,000,000	U.S. Treasury Notes, 0.50%, 3/31/25	12,911,641
15,400,000	U.S. Treasury Notes, 0.38%, 11/30/25	15,056,508
8,500,000	U.S. Treasury Notes, 2.63%, 12/31/25	9,194,277
1,500,000	U.S. Treasury Notes, 1.63%, 5/15/26	1,548,516
500,000	U.S. Treasury Notes, 1.75%, 12/31/26	517,188
9,700,000	U.S. Treasury Notes, 0.63%, 3/31/27	9,372,625
2,400,000	U.S. Treasury Notes, 0.63%, 11/30/27	2,286,938

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
U.S. TREASURY OBLIGATIONS 10.4% (continued)
	U.S. TREASURY NOTES & BONDS 10.4% (continued)
$5,750,000	U.S. Treasury Notes, 2.75%, 2/15/28	$6,267,500
22,000,000	U.S. Treasury Notes, 1.63%, 8/15/29	22,062,734
TOTAL U.S. TREASURY OBLIGATIONS (Cost $189,402,197)		186,205,505
Shares		Value
SHORT-TERM INVESTMENTS 4.2%
	MONEY MARKET FUNDS 4.2%
66,037,742	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.04%(5)	66,037,742
9,060,908	State Street Navigator Securities Lending Government Money Market Portfolio(6)	9,060,908
		75,098,650
TOTAL SHORT-TERM INVESTMENTS (Cost $75,098,650)		75,098,650
TOTAL INVESTMENTS IN SECURITIES 100.6% (Cost $1,445,992,297)		$1,797,141,959
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.6)%		(10,090,693)
NET ASSETS 100.0%		$1,787,051,266
(1)
Non-income producing.

(2)
A portion or all of the security was held on loan. As of March 31, 2021, the market value of the securities on loan was $26,894,032.

(3)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(4)
Floating or variable rate security. The rate disclosed is the rate in effect as of March 31, 2021. The information in parentheses represents the benchmark and reference rate for each relevant security and the rate adjusts based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. For securities which do not indicate a reference rate and spread in their descriptions, the interest rate adjusts periodically based on current interest rates and, for mortgage-backed securities, prepayments in the underlying pool of assets.

(5)
Rate reflects 7 day yield as of March 31, 2021.

(6)
Securities with an aggregate market value of  $26,894,032 were out on loan in exchange for collateral including $9,060,908 of cash collateral as of March 31, 2021. The cash collateral was invested in a reinvestment vehicle as described in Note 1(K) in the Notes to Financial Statements.

AGM
Assured Guaranty Municipal.

BAM
Build America Mutual.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

REMIC
Real Estate Mortgage Investment Conduit.

SOFR
Secured Overnight Financing Rate.

See Notes to Financial Statements.

March 31, 2021

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2021 (See Note (1B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$1,081,028,999	$—	$—	$1,081,028,999
Asset-Backed Securities	—	34,758,174	—	34,758,174
Commercial Mortgage-Backed Securities	—	73,636,382	—	73,636,382
Corporate Bonds & Notes*	—	185,309,823	—	185,309,823
Foreign Government Obligations	—	1,262,101	—	1,262,101
Long-Term Municipal Securities*	—	18,984,065	—	18,984,065
Residential Mortgage-Backed Securities	—	138,717,586	—	138,717,586
U.S. Government Agency Obligations	—	2,140,674	—	2,140,674
U.S. Treasury Obligations	—	186,205,505	—	186,205,505
Short-Term Investments	75,098,650	—	—	75,098,650
Total Investments in Securities	$1,156,127,649	$641,014,310	$—	$1,797,141,959

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at March 31, 2021

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Assets:
Investments in securities, at value*	$511,630,787	$1,797,141,959
Receivable for capital shares sold	310,890	3,389,087
Dividends and interest receivable	140,495	3,065,075
Prepaid expenses	81,782	63,998
Receivable for securities lending income	2,368	1,643
Receivable for securities sold	—	2,791,705
Total Assets	512,166,322	1,806,453,467
Liabilities:
Payable upon return of securities on loan (See Note 1(K))	5,338,939	9,060,908
Payable for capital shares redeemed	266,358	3,498,658
Payable for securities purchased	—	5,342,176
Accrued expenses:
Advisory fee	317,340	956,968
Service and distribution plan fees	83,362	133,450
Sub-transfer agent fees	620	5,359
Directors’ fees and expenses	429	3,081
Other	156,577	401,601
Total Liabilities	6,163,625	19,402,201
Net Assets	$506,002,697	$1,787,051,266
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 shares and 300,000,000 shares, respectively)	$9,481	$41,361
Additional paid-in capital	261,946,080	1,388,659,724
Total Distributable Earnings/(Loss)	244,047,136	398,350,181
Net Assets	$506,002,697	$1,787,051,266
Net Asset Value Per Share
Investor Class
Net Assets	$386,765,815	$621,482,440
Shares Outstanding	7,280,473	14,407,295
Net Asset Value, Offering and Redemption Price per Outstanding Share	$53.12	$43.14
Institutional Class
Net Assets	$119,236,882	$1,165,568,826
Shares Outstanding	2,200,338	26,953,651
Net Asset Value, Offering and Redemption Price per Outstanding Share	$54.19	$43.24
* Includes securities on loan of	$29,419,751	$26,894,032
Cost of investments	$275,271,616	$1,445,992,297
See Notes to Financial Statements.

Statements of Operations
for the Year Ended March 31, 2021

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $0 and $18,181, respectively)	$2,907,331	$7,471,156
Interest	—	10,376,095
Securities lending income (Net)	59,665	56,236
Total Income	2,966,996	17,903,487
Expenses:
Advisory fees	3,155,087	10,685,275
Service and distribution plan fees	882,455	1,810,280
Sub-transfer agent fees	260,276	765,031
Auditing and legal fees	125,640	450,978
Custody and accounting fees	74,013	241,747
Printing and postage fees	70,749	129,552
Transfer agent fees	70,471	339,164
Registration and filing fees	60,453	377,185
Directors’ fees and expenses	41,244	180,278
Fund administration fees	31,000	31,000
Compliance and tax service fees	25,955	72,210
Insurance fees	19,537	45,619
Other	21,687	26,684
Recoupment (See Note 5)	6,759	72,663
Total Expenses Before Fees Waived (See Note 5)	4,845,326	15,227,666
Less: Advisory Fees Waived	(12,694)	(3,346)
Less: Sub-Transfer Agent Fees Waived by the Distributor	(10,282)	—
Net Expenses	4,822,350	15,224,320
Net Investment Income/(Loss)	(1,855,354)	2,679,167
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	33,419,795	50,015,137
Foreign currency transactions	—	(556)
	33,419,795	50,014,581
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	175,151,252	276,713,061
Foreign currency translations	—	486
	175,151,252	276,713,547
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	208,571,047	326,728,128
Net Increase/(Decrease) in Net Assets from Operations	$206,715,693	$329,407,295
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Small Cap Opportunities Fund, Inc.
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations:
Net investment income/(loss)	$(1,855,354)	$(1,003,054)
Net realized gain/(loss) on investments	33,419,795	45,525,001
Change in net unrealized appreciation/(depreciation) on investments	175,151,252	(86,278,001)
Net increase/(decrease) in net assets from operations	206,715,693	(41,756,054)
Distributions to Shareholders from:
Investor Class	(28,345,129)	(78,781,866)
Institutional Class	(7,140,153)	(10,442,380)
	(35,485,282)	(89,224,246)
Share Transactions:
Proceeds from sale of shares
Investor Class	21,645,736	26,305,276
Institutional Class	66,713,652	14,026,868
Proceeds from reinvestment of distributions to shareholders
Investor Class	27,953,375	77,328,506
Institutional Class	7,078,152	10,230,060
Cost of shares redeemed
Investor Class	(105,369,156)	(91,866,605)
Institutional Class	(22,780,842)	(14,983,175)
Net increase/(decrease) in net assets from capital share transactions	(4,759,083)	21,040,930
Total increase/(decrease) in net assets	166,471,328	(109,939,370)
Net Assets:
Beginning of year	339,531,369	449,470,739
End of year	$506,002,697	$339,531,369
Capital Share Transactions:
Shares sold
Investor Class	469,015	562,349
Institutional Class	1,347,984	294,296
Shares issued to shareholders in reinvestment of distributions
Investor Class	579,105	1,796,666
Institutional Class	143,865	234,098
Shares redeemed
Investor Class	(2,335,052)	(2,084,904)
Institutional Class	(491,075)	(327,874)
Net increase/(decrease)	(286,158)	474,631
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Asset Allocation Fund, Inc.
	Year Ended March 31, 2021	Year Ended March 31, 2020

Operations:
Net investment income/(loss)	$2,679,167	$5,639,936
Net realized gain/(loss) on investments and foreign currency	50,014,581	14,835,675
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	276,713,547	(58,668,527)
Net increase/(decrease) in net assets from operations	329,407,295	(38,192,916)
Distributions to Shareholders from:
Investor Class	(3,732,902)	(10,533,249)
Institutional Class	(10,865,809)	(7,422,067)
	(14,598,711)	(17,955,316)
Share Transactions:
Proceeds from sale of shares
Investor Class	329,926,335	421,626,685
Institutional Class	914,837,092	481,824,003
Proceeds from reinvestment of distributions to shareholders
Investor Class	3,514,074	10,092,359
Institutional Class	10,601,974	7,160,100
Cost of shares redeemed
Investor Class	(468,183,225)	(190,381,127)
Institutional Class	(418,658,111)	(118,265,932)
Net increase/(decrease) in net assets from capital share transactions	372,038,139	612,056,088
Total increase/(decrease) in net assets	686,846,723	555,907,856
Net Assets:
Beginning of year	1,100,204,543	544,296,687
End of year	$1,787,051,266	$1,100,204,543
Capital Share Transactions:
Shares sold
Investor Class	8,221,048	11,218,096
Institutional Class	22,177,562	12,913,365
Shares issued to shareholders in reinvestment of distributions
Investor Class	81,514	265,449
Institutional Class	245,473	187,929
Shares redeemed
Investor Class	(11,177,926)	(5,155,984)
Institutional Class	(9,830,184)	(3,292,980)
Net increase/(decrease)	9,717,487	16,135,875
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Small Cap Opportunities Fund, Inc. Investor Class
	Years Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$34.69	$48.31	$51.99	$47.38	$41.91
Income/(loss) from investment operations:
Net investment income/(loss)	(0.22)(1)	(0.12)(1)	(0.02)	0.03	(0.00)(2)
Net gains/(losses) on securities (both realized and unrealized)	22.68	(3.34)	3.09	6.46	7.93
Total from investment operations	22.46	(3.46)	3.07	6.49	7.93
Less distributions:
Distributions from net realized gains	(4.03)	(10.16)	(6.75)	(1.88)	(2.46)
Total distributions	(4.03)	(10.16)	(6.75)	(1.88)	(2.46)
Net asset value, end of year	$53.12	$34.69	$48.31	$51.99	$47.38
Total return	65.92%	(11.25)%	7.80%	13.70%	19.09%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$386,766	$297,244	$400,688	$449,737	$471,690
Ratio of expenses to average net assets	1.18%	1.19%	1.21%	1.21%	1.21%
Ratio of net investment loss to average net assets	(0.48)%	(0.25)%	(0.24)%	(0.22)%	(0.08)%
Portfolio turnover rate	4%	18%	20%	11%	21%
	Value Line Small Cap Opportunities Fund, Inc. Institutional Class
	Years Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$35.25	$48.83	$52.34	$47.56	$41.97
Income/(loss) from investment operations:
Net investment income/(loss)	(0.10)(1)	0.00(1)(2)	(0.02)	0.03	(0.00)(2)
Net gains/(losses) on securities (both realized and unrealized)	23.07	(3.42)	3.26	6.63	8.05
Total from investment operations	22.97	(3.42)	3.24	6.66	8.05
Less distributions:
Distributions from net realized gains	(4.03)	(10.16)	(6.75)	(1.88)	(2.46)
Total distributions	(4.03)	(10.16)	(6.75)	(1.88)	(2.46)
Net asset value, end of year	$54.19	$35.25	$48.83	$52.34	$47.56
Total return	66.33%	(11.03)%	8.09%	14.01%	19.38%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$119,237	$42,287	$48,783	$39,582	$23,711
Ratio of gross expenses to average net assets(3)	0.96%	1.00%	1.02%	1.01%	1.22%
Ratio of net expenses to average net assets(4)	0.93%	0.94%	0.96%	0.96%	0.96%
Ratio of net investment income/(loss) to average net assets(4)	(0.21)%	0.00%(2)	0.02%	0.05%	0.23%
Portfolio turnover rate	4%	18%	20%	11%	21%

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Amount is less than $0.01 per share or 0.01%.

(3)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Ratio reflects expenses net of the wavier/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Asset Allocation Fund, Inc. Investor Class
	Years Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$34.72	$35.07	$31.95	$30.01	$28.13
Income/(loss) from investment operations:
Net investment income/(loss)	0.00(1)(2)	0.20(1)	0.14	0.15	0.09
Net gains/(losses) on securities (both realized and unrealized)	8.65	0.12	3.95	3.16	2.47
Total from investment operations	8.65	0.32	4.09	3.31	2.56
Less distributions:
Dividends from net investment income	(0.01)	(0.16)	(0.13)	(0.14)	(0.07)
Distributions from net realized gains	(0.22)	(0.51)	(0.84)	(1.23)	(0.61)
Total distributions	(0.23)	(0.67)	(0.97)	(1.37)	(0.68)
Net asset value, end of year	$43.14	$34.72	$35.07	$31.95	$30.01
Total return	24.93%	0.75%	13.17%	11.11%	9.18%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$621,482	$600,102	$384,222	$285,753	$297,234
Ratio of expenses to average net assets	1.03%	1.08%	1.12%	1.12%	1.13%
Ratio of net investment income to average net assets	0.01%	0.54%	0.46%	0.43%	0.29%
Portfolio turnover rate	19%	16%	19%	19%	17%
	Value Line Asset Allocation Fund, Inc. Institutional Class
	Years Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$34.82	$35.16	$32.03	$30.08	$28.15
Income/(loss) from investment operations:
Net investment income/(loss)	0.11(1)	0.30(1)	0.19	0.24	0.10
Net gains/(losses) on securities (both realized and unrealized)	8.68	0.11	4.00	3.17	2.53
Total from investment operations	8.79	0.41	4.19	3.41	2.63
Less distributions:
Dividends from net investment income	(0.15)	(0.24)	(0.22)	(0.23)	(0.09)
Distributions from net realized gains	(0.22)	(0.51)	(0.84)	(1.23)	(0.61)
Total distributions	(0.37)	(0.75)	(1.06)	(1.46)	(0.70)
Net asset value, end of year	$43.24	$34.82	$35.16	$32.03	$30.08
Total return	25.24%	0.99%	13.49%	11.33%	9.47%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,165,569	$500,103	$160,075	$32,668	$9,442
Ratio of gross expenses to average net assets(3)	0.78%	0.84%	0.88%	0.94%	1.32%
Ratio of net expenses to average net assets(4)	0.78%	0.83%	0.87%	0.87%	0.88%
Ratio of net investment income to average net assets(4)	0.26%	0.80%	0.74%	0.68%	0.56%
Portfolio turnover rate	19%	16%	19%	19%	17%

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Amount is less than $0.01 per share or 0.01%.

(3)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Ratio reflects expenses net of the wavier/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Funds each offer two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. Value Line Small Cap Opportunities Fund, Inc. will attempt to achieve its objective by investing at least 80% of the Fund’s assets in stocks of U.S. companies with small market capitalization. A portion of Value Line Small Cap Opportunities Fund, Inc.’s assets may also be invested in stocks of U.S. mid-market capitalization companies. Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk by investing in a broad range of common stocks, bonds and money market instruments. Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shift the assets of the Fund among equity, debt and money market securities as the models indicate and its adviser, deems appropriate. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to EULAV Asset Management (the “Adviser”). A valuation committee (the “Valuation Committee”) and a pricing committee (the

March 31, 2021

“Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of March 31, 2021, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Asset Allocation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. Value Line Asset Allocation Fund, Inc. may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by Value Line Asset Allocation Fund, Inc. as a purchase

Notes to Financial Statements (continued)

transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market reaction, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(E) Fund Distributions:   Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Funds distribute all of their net investment income annually. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary, to comply with the Internal Revenue Code.
(F) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated between the share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Small Cap Opportunities Fund, Inc.
Transfer agent fees	$53,526	$16,945	$70,471
Sub-transfer agent fees	219,995	40,281	260,276
Registration and filing fees	35,581	24,872	60,453
Other	17,688	3,999	21,687
	Investor Class	Institutional Class	Total
Value Line Asset Allocation Fund, Inc.
Transfer agent fees	$111,972	$227,192	$339,164
Sub-transfer agent fees	389,560	375,471	765,031
Registration and filing fees	168,379	208,806	377,185
Other	11,521	15,163	26,684
(G) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(H) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

March 31, 2021

(I) Accounting for Real Estate Investment Trusts:   The Funds may own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(J) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(K) Securities Lending:   Under an agreement with State Street Bank & Trust Company (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. The Funds or the borrower may terminate the loan at any time. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreements are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds’ custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of March 31, 2021, the Funds were not invested in joint repurchase agreements.
As of March 31, 2021, the Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*
Value Line Small Cap Opportunities Fund, Inc.	$29,419,751	$29,336,237
Value Line Asset Allocation Fund, Inc.	26,894,032	27,151,325

*
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received cash collateral of $5,338,939 and $9,060,908, respectively, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Small Cap Opportunities Fund, Inc. received non-cash collateral of  $23,997,298 in the form of U.S. Government obligations, ranging from 0.01%-8.13%, maturing 4/15/21 – 5/16/53 and Value Line Asset Allocation Fund, Inc. received non-cash collateral of $18,090,417 in the form of U.S. Government obligations, ranging from 0.01%-8.00%, maturing 4/8/21 – 5/15/50. The Funds cannot sell or repledge the non-cash collateral and it accordingly is not reflected in the Schedule of Investments. The value of securities loaned is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Notes to Financial Statements (continued)

(L) Other Risks:   An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Funds’ investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Funds’ investments.
(M) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the year ended March 31, 2021, were as follows:
Fund	Purchases of Investment Securities Excluding U.S. Government Obligations	Sales of Investment Securities Excluding U.S. Government Obligations	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Small Cap Opportunities Fund, Inc.	$15,843,069	$71,686,827	$—	$—
Value Line Asset Allocation Fund, Inc.	355,489,696	176,918,099	394,133,840	125,000,731
Each Fund is permitted to effect purchase and sale transactions with affiliated funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2021, the Funds engaged in such transactions in the following amounts:

March 31, 2021

Fund	Purchases of Investment Securities	Sales of Investment Securities	Realized Gain (Loss)
Value Line Small Cap Opportunities Fund, Inc.	$—	$13,930,070	$9,876,219
Value Line Asset Allocation Fund, Inc.	12,616,100	—	—
4.   Income Taxes
At March 31, 2021, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were :
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Small Cap Opportunities Fund, Inc.	$275,172,327	$240,038,443	$(3,579,983)	$236,458,460
Value Line Asset Allocation Fund, Inc.	1,446,327,322	368,989,423	(18,174,786)	350,814,637
Net Unrealized appreciation/depreciation differs for financial statements and tax purposes primarily due to wash sales, return of capital on corporations and market premium amortization.
As of March 31, 2021, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
Value Line Small Cap Opportunities Fund, Inc.	$—	$8,230,039	$—	$236,458,460	$—	$(641,363)	$244,047,136
Value Line Asset Allocation Fund, Inc.	3,859,707	43,675,837	—	350,814,637	—	—	398,350,181
In accordance with federal tax laws applicable to investment companies, all or a portion of losses resulting from (a) net specified losses realized between November 1 and the Funds’ fiscal year-end or (b) ordinary losses realized between January 1 and the Funds’ fiscal year-end are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) total distributable earnings/(loss) and additional paid-in capital for the Funds as follows:
Fund	Total Distributable Earnings/(Loss)	Additional Paid-In Capital
Value Line Small Cap Opportunities Fund, Inc.	$1,633,043	$(1,633,043)
Value Line Asset Allocation Fund, Inc.	—	—
These reclassifications were primarily due to net operating losses. Net assets were not affected by these reclassifications.
The tax composition of distributions paid to shareholders during fiscal years ended March 31, 2021 and 2020, were as follows:

Notes to Financial Statements (continued)

	Year Ended March 31, 2021 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$35,485,282	$35,485,282
Value Line Asset Allocation Fund, Inc.	4,707,510	9,891,201	14,598,711
	Year Ended March 31, 2020 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$89,224,246	$89,224,246
Value Line Asset Allocation Fund, Inc.	4,955,773	12,999,543	17,955,316

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For providing advisory services to the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. and managing each Fund’s investments for the year ended March 31, 2021, the Adviser was paid a fee at an annual rate of 0.74% and 0.62%, respectively, of each Fund’s average daily net assets. The investment advisory agreement between each Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate, based on each Fund’s average daily net assets, equal to 0.75% for Value Line Small Cap Opportunities Fund, Inc. and 0.65% for Value Line Asset Allocation Fund, Inc. (the “Combined Rate”). The advisory fee component paid by each Fund to the Adviser for each period is calculated by subtracting the amount paid by each Fund for Administrative Services with respect to the same period from the respective Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with each Fund. For Value Line Asset Allocation Fund, Inc., the Adviser contractually agreed to waive and not recoup a portion of its annual advisory fee rate by 0.05% with respect to the portion of the Fund’s average daily net assets that exceed $750 million. This contractual waiver creates a breakpoint in the advisory fee and can be terminated without shareholder approval only by agreement of the Board of Directors.
For the year ended March 31, 2021, the below Advisory fees were paid or payable to the Adviser:
Fund	Advisory Fees
Value Line Small Cap Opportunities Fund, Inc.	$3,155,087
Value Line Asset Allocation Fund, Inc.	10,685,275
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees and are not subject to the Plan. For the year ended March 31, 2021, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Small Cap Opportunities Fund, Inc.	$882,455
Value Line Asset Allocation Fund, Inc.	1,810,280
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent

March 31, 2021

if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. Through May 31, 2020, the amount of sub-transfer agency fees payable by the Funds to all financial intermediaries in the aggregate was subject to a maximum cap at the annual rate of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended March 31, 2021, the below sub-transfer agency fees were paid or payable to the Distributor:
Fund	Sub-transfer agency Fees
Value Line Small Cap Opportunities Fund, Inc.	$260,276
Value Line Asset Allocation Fund, Inc.	765,031
The Adviser has agreed to pay or reimburse certain class-specific expenses of the Funds attributable to the Institutional Class, so that the Institutional Class bears its class-specific fees and expenses at the same annual percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding the 12b-1 fees paid by the Investor Class and certain non-routine class-specific expenses, if applicable) (the “Expense Limitation”). The Adviser may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’s expense ratio is less than the applicable Expense Limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. The Expense Limitation can be terminated or modified only with the agreement of the Board of Directors. For the year ended March 31, 2021, fees contractually waived/reimbursed by the Adviser amounted to $12,694 and $3,346 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. respectively. In addition, the Distributor waived $10,282 of sub-transfer agent fees for the Value Line Small Cap Opportunities Fund, Inc. As of March 31, 2021, the Adviser may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration	Fees Waived and Reimbursed by the Adviser
Value Line Small Cap Opportunities Fund, Inc.	Fiscal Year of 2022	$14,810
Value Line Small Cap Opportunities Fund, Inc.	Fiscal Year of 2023	15,622
Value Line Small Cap Opportunities Fund, Inc	Fiscal Year of 2024	12,694
Value Line Asset Allocation Fund, Inc.	Fiscal Year of 2022	—
Value Line Asset Allocation Fund, Inc	Fiscal Year of 2023	—
Value Line Asset Allocation Fund, Inc.	Fiscal Year of 2024	—
During the year ended March 31, 2021, the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. made repayments to the Adviser for previously waived and reimbursed fees in the amounts of $6,759 and $72,663, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
May 20, 2021
We have served as the auditor of one or more investment companies in the Value Line Funds since 1983.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for six months ended March 31, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	$1,000.00	$1,299.30	$6.65	1.16%
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	1,300.90	5.28	0.92
Value Line Asset Allocation Fund, Inc. – Investor Class	1,000.00	1,040.40	5.29	1.04
Value Line Asset Allocation Fund, Inc. – Institutional Class	1,000.00	1,041.80	3.97	0.78
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	$1,000.00	$1,019.15	$5.84	1.16%
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	1,020.34	4.63	0.92
Value Line Asset Allocation Fund, Inc. – Investor Class	1,000.00	1,019.75	5.24	1.04
Value Line Asset Allocation Fund, Inc. – Institutional Class	1,000.00	1,021.04	3.93	0.78

*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended March 31, 2021, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Small Cap Opportunities Fund, Inc.	0.00%	0.00%	$35,485,282
Value Line Asset Allocation Fund, Inc.	94.29%	94.29%	9,891,201
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for both Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Funds’ Directors and is available without charge by calling 1-800-243-2729.
Name and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 50	Director	Since 2010	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.	10	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 64	Director	Since 2008	Retired. Managing Member, Meridian Fund Advisers LLC (consultants) until 2020.	10	KOP Therapeutics Corp. (biotechnology)
James E. Hillman Age: 64	Director (Chair of the Board of the Value Line Funds since 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006 – 2011.	10	Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 82	Director	Since 2000	Chairman, Institute for Political Economy	10	None
Nancy-Beth Sheerr Age: 72	Director	Since 2000	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until 2013.	10	None

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with the Distributor and the Adviser.

Name and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 50	President	Since 2008	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.
Christopher W. Roleke Age: 49	Treasurer and Chief Financial Officer	Since 2020	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2020; Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC, since 2011.
Michael J. Wagner Age: 70	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, Officer LLC) 2006 – 2019.
Emily D. Washington Age: 42	Vice President and Secretary	Since 2008	Vice President of each of the Value Line Funds since 2020 and Secretary since 2010; Treasurer and Chief Financial Officer of each of the Value Line Funds, 2008 – 2020.
Robert Scagnelli Age: 60	Vice President	Since 2020	Vice President of each of the Value Line Funds since 2020; Vice President of the Distributor and the Adviser since 2011.
The address for each of the above is 7 Times Square, Suite 1606, New York, NY 10036-6524.

In 1950, Value Line started its first mutual fund. For seven decades, knowledgeable investors and financial advisors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds have evolved into what it is today — a diversified family of mutual funds with a wide range of investment objectives.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated James Hillman, member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Hillman is an independent director. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees 2021 - $102,159

Audit Fees 2020 - $114,810

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2021 -$26,416

Tax Preparation Fees 2020 -$24,987

(d)	All Other Fees – None

(e)	(1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e)	(2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2021 -$0

Aggregate Non-Audit Fees 2020 -$0

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10 Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	May 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date:	May 27, 2021